As filed with the Securities and Exchange Commission on March 28, 1996 Registration No. 33-32704

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 485BPOS

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]

Pre-Effective Amendment No.                              [ ]

Post Effective Amendment No. 9                           [X]
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                         [X]

Amendment No. 10                                         [X]

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
(Exact Name of Registrant)

PACIFIC MUTUAL LIFE INSURANCE COMPANY
(Name of Depositor)

700 Newport Center Drive, Newport Beach, California  92660
(Address of Depositor's Principal Executive Office)

Depositor's Telephone Number:  1-800-342-3322

Sharon A. Cheever, Esq.
Vice President and Investment Counsel
 Pacific Mutual Life Insurance Company
700 Newport Center Drive
Newport Beach, California  92660
(Name and Address of Agent for Service of Process)

Copies to:
Jeffrey S. Puretz, Esq.
Dechert Price & Rhoads
1500 K Street, N.W., Suite 500
Washington, D.C.  20005

[X] It is proposed that this filing will become effective on April 1, 1996 pursuant to paragraph (b) of Rule 485.

Title of securities being registered: interests in a separate account funding individual flexible premium variable accumulation deferred annuity contracts.

DECLARATION PURSUANT TO RULE 24f-2

The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant will file its Notice pursuant to Rule 24f-2 for the fiscal year ending December 31, 1996, on or before February 28, 1997.

CROSS-REFERENCE SHEET
Pursuant to Rule 495

Showing Location in Part A (Prospectus) and
Part B (Statement of Additional Information) of Registration Statement of Information Required by Form N-4

PART A

Item of Form N-4                           Prospectus Caption

1.  Cover Page                             Cover Page

2.  Definitions                            Definitions

3.  Synopsis                               Summary; Expense Table

4.  Condensed Financial Information        Financial Highlights

5.  General Description                    Information About Pacific Mutual,
                                           The Separate Account and The
                                           Fund; Voting of Fund Shares

6.  Deductions and Expenses                Charges and Deductions

7.  General Description of Variable        The Contracts; More About the
    Annuity Contracts                      Contracts; Summary

8.  Annuity Period                         Annuity Period

9.  Death Benefit                          The Death Benefit; Death of Owner;
                                           Guaranteed Death Benefit Option

10. Purchase and Policy Values             Premium Payments; Allocation of
                                           Premiums; Accumulated Value;
                                           Determination of Accumulated Value

11. Redemptions                            Transfers of Accumulated Value;
                                           Surrender and Partial Withdrawals

12. Taxes                                  Federal Tax Matters

13. Legal Proceedings                      Other Information

14. Table of Contents for the Statement
    of

    Additional Information                 Statement of Additional Information

PART B

                                           Statement of Additional
Item of Form N-4                           Information Caption

15. Cover Page                             Cover Page

16. Table of Contents                      Table of Contents

17. General Information and History        General Information and History

18. Services                               Custody of Assets; Independent
                                           Accountants

19.  Purchase of Securities Being Offered  Distribution of Contracts;
                                           (Prospectus) Charges and
                                           Deductions

20. Underwriters                           Distribution of Contracts

21. Calculation of Performance Date        Performance Information

22. Annuity Payments                       (Prospectus) Annuity Period

23. Financial Statements                   Financial Statements

PART C -- OTHER INFORMATION

Item of Form N-4                           Part C Caption

24. Financial Statements and Exhibits      (Statement of Additional Information)
                                           Financial Statements and Exhibits

25. Directors and Officers of the          Directors and Officers of Pacific
    Depositor                              Mutual

26. Persons Controlled By or Under Common  Persons Controlled By or Under
    Control with Depositor or Registrant   Common Control with Depositor
                                           or Registrant

27. Number of Policyowners                 Number of Contractholders

28. Indemnification                        Indemnification

29. Principal Underwriters                 Principal Underwriters

30. Location of Accounts and Records       Location of Accounts and Records

31. Management Services                    Management Services

32. Undertakings                           Undertakings

33. Signature Page                         Signatures

                                  PROSPECTUS

                   [LOGO OF PACIFIC SELECT VARIABLE ANNUITY]


                                   PROSPECTUS

                                      FOR

                        PACIFIC SELECT VARIABLE ANNUITY

                                   ISSUED BY

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                            DATED APRIL 1, 1996

                                --------------

                                   PROSPECTUS

                                      FOR

                              PACIFIC SELECT FUND

                            DATED APRIL 1, 1996

                                        PACIFIC SELECT VARIABLE ANNUITY

                                                  ISSUED BY:
                                     PACIFIC MUTUAL LIFE INSURANCE COMPANY
                                                1-800-722-2333
                                               MAILING ADDRESS:
                                          VARIABLE ANNUITY DEPARTMENT
                                                 P.O. BOX 7187
                                        PASADENA, CALIFORNIA 91109-7187

  [LOGO OF PACIFIC SELECT VARIABLE ANNUITY]

  This Prospectus describes Pacific Select Variable Annuity--an individual flexible premium variable accumulation deferred annuity contract (the "Contract") offered by Pacific Mutual Life Insurance Company ("Pacific Mutual"). The Contract presents a dynamic concept in retirement planning designed to give Contract Owners flexibility in attaining financial goals. The Contract is available for individuals as a non-tax qualified retirement plan ("Non-Qualified Plan") under certain tax-qualified retirement plans ("Qualified Plan").

  During the Accumulation Period, the Contract provides for the accumulation of a Contract Owner's value on either a variable basis, a fixed basis, or both. The Contract also provides several options for fixed annuity payments to begin on a future date. Premium payments may be allocated at the Contract Owner's discretion to one or more of the Investment Options currently available. Each of the Variable Investment Options (also called "Variable Accounts") is a subaccount of a separate account of Pacific Mutual called the Pacific Select Variable Annuity Separate Account (the "Separate Account"). The Variable Accounts invest in one or more of the corresponding Portfolios of the Pacific Select Fund (the "Fund"), which currently are the following fourteen
Portfolios:


      Money Market Portfolio                Equity Income Portfolio
      High Yield Bond Portfolio             Multi-Strategy Portfolio
      Managed Bond Portfolio                Equity Portfolio
      Government Securities Portfolio       Bond and Income Portfolio
      Growth Portfolio*                     Equity Index Portfolio
      Aggressive Equity Portfolio           International Portfolio
      Growth LT Portfolio                   Emerging Markets Portfolio

  A Fixed Option called the Fixed Account is also available. The Accumulated Value in the Fixed Account will accrue interest at rates that are paid by Pacific Mutual as described in "The Fixed Account".

  The Accumulated Value in the Variable Accounts under a Contract will vary based on investment performance of the Variable Accounts to which the Accumulated Value is allocated. No minimum amount of Accumulated Value is guaranteed.

  A Contract may be returned according to the terms of its Free-Look Right (See "Free-Look Right").

  THE CONTRACT INVOLVES INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE CONTRACT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

  This Prospectus concisely sets forth information about the Contract and the Separate Account that an investor should know before purchasing a Contract. Certain additional information is contained in a "Statement of Additional Information ("SAI")," dated April 1, 1996, which has been filed with the Securities and Exchange Commission (the "SEC"), and can be obtained by calling or writing Pacific Mutual at the telephone number and address above. The table of contents of the Statement of Additional Information is set forth on page 42 of this Prospectus.

  * The Growth Variable Account that invests in the Growth Portfolio is available only to Owners of Contracts issued prior to January 1, 1994. It is not available to Owners of Contracts issued on or after January 1, 1994.

                                ---------------

 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION NOR HAS  THE COMMISSION PASSED UPON THE ACCURACY
     OR ADEQUACY OF  THIS PROSPECTUS. ANY REPRESENTATION  TO THE CONTRARY
       IS A CRIMINAL OFFENSE.

                                ---------------

        THIS PROSPECTUS  IS ACCOMPANIED  BY THE  CURRENT PROSPECTUS
              FOR THE FUND. THESE PROSPECTUSES SHOULD BE READ
               CAREFULLY AND  RETAINED  FOR FUTURE REFERENCE.


                           DATE: APRIL 1, 1996

                               TABLE OF CONTENTS

                                                                            PAGE
DEFINITIONS................................................................   4
SUMMARY....................................................................   6
  Purpose of the Contract..................................................   6
  The Variable Accounts and the Fund.......................................   6
  Fixed Account............................................................   6
  Premiums.................................................................   6
  Contract Benefits........................................................   7
  Free-Look Right..........................................................   7
  Charges and Deductions...................................................   7
  Contacting Pacific Mutual................................................   9
EXPENSE TABLE..............................................................  10
  Contractual Expenses.....................................................  10
  Separate Account Annual Expenses.........................................  10
  Fund Annual Expenses After Expense Limitation............................  10
FINANCIAL HIGHLIGHTS.......................................................  13
SELECTED ACCUMULATION UNIT INFORMATION.....................................  13
INFORMATION ABOUT PACIFIC MUTUAL, THE SEPARATE ACCOUNT, AND THE FUND.......  14
  Pacific Mutual Life Insurance Company....................................  14
  Separate Account.........................................................  14
  Pacific Select Fund......................................................  14
  The Investment Adviser...................................................  16
THE CONTRACT...............................................................  16
  General..................................................................  16
  Application for a Contract...............................................  16
  Premium Payments.........................................................  16
  Allocation Limitation....................................................  17
  Allocation of Premiums...................................................  17
  Dollar Cost Averaging Option.............................................  18
  Portfolio Rebalancing Option.............................................  18
  Transfers of Accumulated Value...........................................  18
  Accumulated Value........................................................  19
  Determination of Accumulated Value.......................................  19
  Full and Partial Withdrawals.............................................  20
  Preauthorized Scheduled Withdrawals......................................  20
  Free-Look Right..........................................................  21
  Death Benefit............................................................  22
  Death of Owner...........................................................  22
CHARGES AND DEDUCTIONS.....................................................  23
  Contingent Deferred Sales Charge.........................................  23
  Mortality and Expense Risk Charge........................................  24
  Administrative Charge....................................................  24
  Maintenance Fee..........................................................  25
  Transfer Fee.............................................................  25
  Premium Tax and Other Taxes..............................................  25
  Variations in Charges....................................................  25
  Guarantee of Certain Charges.............................................  26
  Fund Expenses............................................................  26

                                                                            PAGE
ANNUITY PERIOD.............................................................  26
  General..................................................................  26
  Annuity Options..........................................................  27
  Selection of an Option...................................................  28
THE FIXED ACCOUNT..........................................................  28
  Interest.................................................................  28
  Bail Out Provision.......................................................  29
  Death Benefit............................................................  29
  Contract Charges.........................................................  29
  Transfers and Withdrawals................................................  29
  Payments from the Fixed Account..........................................  30
MORE ABOUT THE CONTRACT....................................................  30
  Ownership................................................................  30
  Designation and Change of Beneficiary....................................  30
  Payments from the Separate Account.......................................  30
  Proof of Age and Survival................................................  31
  Loans....................................................................  31
  Restriction on Withdrawals from 403(b) Programs..........................  32
  Restrictions Under the Texas Optional Retirement Program.................  33
FEDERAL TAX MATTERS........................................................  33
  Introduction.............................................................  33
  Tax Status of Pacific Mutual and the Separate Account....................  34
  Taxation of Annuities in General--Non-Qualified Plans....................  34
  Additional Considerations................................................  35
  Qualified Plans..........................................................  36
  Charge for Pacific Mutual Income Taxes...................................  38
OTHER INFORMATION..........................................................  38
  Voting of Fund Shares....................................................  38
  Substitution of Investments..............................................  39
  Changes to Comply with Law and Amendments................................  39
  Reports to Owners........................................................  40
  Telephone Transfer Privileges............................................  40
  Legal Proceedings........................................................  40
  Legal Matters............................................................  40
PERFORMANCE INFORMATION....................................................  41
ADDITIONAL INFORMATION.....................................................  41
  Registration Statement...................................................  41
  Financial Statements.....................................................  41
STATEMENT OF ADDITIONAL INFORMATION........................................  42
APPENDIX...................................................................  43

                               ----------------

  THE CONTRACT IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, THE FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND, OR ANY SUPPLEMENT THERETO.

                                  DEFINITIONS

  Various terms commonly used in this Prospectus are defined as follows:

Accumulated Value--The total value of the amounts in the Variable Accounts of the Separate Account and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

Accumulation Period--The period commencing on the Contract Date and ending on the Annuity Start Date or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

Accumulation Unit--A unit of measure used to calculate the value of a Contract Owner's interest in a Variable Account during the Accumulation Period.

Age--The Owner's or Annuitant's age as of his or her nearest birthday as of the Contract Date, increased by the number of complete Contract Years elapsed.

Annuitant--The person or persons on whose life annuity payments depend. If Joint Annuitants are named in the Contract, "Annuitant" means both Annuitants unless otherwise stated.

Annuity--A series of periodic income payments made by Pacific Mutual to an Annuitant, Contingent Annuitant, or Beneficiary during the period specified in the Annuity Option.

Annuity Options--Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

Annuity Period--The period during which annuity payments are made.

Annuity Start Date--The date when annuity payments are to begin.

Beneficiary--The person having the right to the death benefit, if any, payable upon the death of the Annuitant during the Accumulation Period, and the person having the right to benefits, if any, payable upon the death of the Annuitant during the Annuity Period.

Contract--An individual flexible premium variable accumulation deferred annuity contract offered by Pacific Mutual.

Contract Date--The date shown as the Contract Date in a Contract. Contract monthly, quarterly, semi-annual, and annual anniversaries and Contract months, quarters, and years are measured from the Contract Date. It is usually the date that the initial premium is credited to the Contracts. The term "Issue Date" shall be substituted for the term "Contract Date" for Contracts issued to residents of the Commonwealth of Massachusetts.

Contract Debt--The unpaid loan balance including accrued loan interest.

Contract Owner or Owner--The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

Contract Year--Each twelve-month period measured from the Contract Date.

Designated Beneficiary--The person selected by the Owner to succeed to the Owner's interest in the Contract for purposes of Section 72(s) of the Internal Revenue Code, and which includes an Owner Beneficiary and a Joint or Contingent Owner.

Fixed Account--An account that is part of Pacific Mutual's General Account in which all or a portion of the Accumulated Value may be held for accumulation at fixed rates of interest (which may not be less than 4.0%) declared by Pacific Mutual at least annually.

Full Withdrawal Value--The amount a Contract Owner may receive upon full withdrawal of the Contract, which is equal to Accumulated Value minus any unpaid maintenance fee, any applicable contingent deferred sales charge, and any Contract Debt.

Fund--Pacific Select Fund. The Fund is a diversified, open-end management investment company commonly referred to as a mutual fund.

General Account--All assets of Pacific Mutual other than those allocated to the Separate Account or to any other separate account of Pacific Mutual.

Investment Option--A Variable Account or the Fixed Account.

Owner Beneficiary--The person named (other than a Joint or Contingent Owner) to receive death benefit proceeds if the Owner dies before the Annuitant during the Accumulation Period.

Premium--The amounts paid to Pacific Mutual as consideration for the Contract.

Separate Account--The Pacific Select Variable Annuity Separate Account. A separate account of Pacific Mutual that consists of subaccounts, referred to as Variable Accounts, each of which invests in a separate Portfolio of the Pacific Select Fund.

Valuation Date--Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and on which Pacific Mutual's administrative offices are open. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day. Pacific Mutual may choose to close on other holidays, a day immediately preceding or following a national holiday, or in emergency situations. Any transaction or determination of value called for on or as of any day is effected as of the end of that day. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Valuation Date, such transaction or event will be deemed to occur on the next following Valuation Date, unless otherwise specified.

Valuation Period--A period used in measuring the investment experience of each Variable Account of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

Variable Account--A separate account of Pacific Mutual or a subaccount of a separate account to which the Accumulated Value under the Contract may be allocated for variable accumulation. Currently, fourteen Variable Accounts are available under the Contract unless otherwise indicated in this Prospectus.

Variable Annuities Department--The Department of Pacific Mutual that services the Contract. The addresses of the Variable Annuities Department are described in "Contacting Pacific Mutual".

Variable Investment Option--A subaccount of the Separate Account.

                                    SUMMARY

  This summary is intended to provide a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," in this Prospectus and in the Contract.

PURPOSE OF THE CONTRACT

  The Contract described in this Prospectus presents a dynamic concept in retirement planning designed to give Contract Owners flexibility in attaining financial goals. The Contract provides for the accumulation of values on a variable basis, a fixed basis, or both, during the Accumulation Period and provides several options for fixed annuity payments. During the Accumulation Period, an Owner can pursue various allocation options by allocating premiums to the Variable Accounts of the Separate Account or to the Fixed Account. See "The Contract," page 16.

  The Contract is eligible for purchase as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). The Contract is also eligible for an individual in connection with a retirement plan qualified under Section 401, 408, or 457 of the Internal Revenue Code of 1986, as amended. These plans are sometimes referred to in this Prospectus as "Qualified Plans."

THE VARIABLE ACCOUNTS AND THE FUND

  Premiums designated to accumulate on a variable basis are allocated to the Separate Account. See "Separate Account." The Separate Account is currently divided into fourteen subaccounts called Variable Accounts or Variable Investment Options. Each Variable Account invests exclusively in shares of a specific Portfolio of the Fund. The Portfolios of the Fund, each of which has a different investment objective or objectives, are as follows: Money Market Portfolio, High Yield Bond Portfolio, Managed Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Aggressive Equity Portfolio, Growth LT Portfolio, Equity Income Portfolio, Multi-Strategy Portfolio, Equity Portfolio, Bond and Income Portfolio, Equity Index Portfolio, International Portfolio, and Emerging Markets Portfolio. See "Pacific Select Fund," page 14. Amounts held in a Variable Account will increase or decrease in dollar value depending on the investment performance of the corresponding Portfolio of the Fund in which such Variable Account invests. The Contract Owner bears the investment risk for amounts allocated to a Variable Account.

  The Growth Variable Account that invests in the Growth Portfolio is available only to Owners of Contracts issued prior to January 1, 1994. It is not available to Owners of Contracts issued on or after January 1, 1994.

FIXED ACCOUNT

  Premiums designated to accumulate on a fixed basis may be allocated to the Fixed Account, which is part of Pacific Mutual's General Account. Amounts allocated to the Fixed Account earn interest at rates determined at least annually by Pacific Mutual and that are guaranteed to be at least an effective annual rate of 4%. See "The Fixed Account," on page 28.

PREMIUMS

  The minimum initial premium is $5,000 for a Contract issued in connection with a Non-Qualified Plan and $2,000 for a Contract issued in connection with a Qualified Plan. Thereafter, the Contract Owner may choose the amount and frequency of premium payments, except that the minimum subsequent premium is $250 for both Non-Qualified and Qualified Plans, except for certain Qualified Plans, in which case it is $50.

CONTRACT BENEFITS

  During the Accumulation Period, Accumulated Value may be transferred by the Contract Owner among the Variable Accounts and to and from the Fixed Account, subject to certain restrictions as described in "Transfers of Accumulated Value," on page 18.

  At any time before the Annuity Start Date, a Contract may be surrendered for its Full Withdrawal Value, and partial withdrawals, including preauthorized scheduled withdrawals, may be taken from the Accumulated Value. Full and partial withdrawals, including preauthorized scheduled withdrawals, may result in the deduction of a contingent deferred sales charge. See "Full and Partial Withdrawals," on page 20 and "Preauthorized Scheduled Withdrawals," on page 20 for more information, including the possible charges and tax consequences associated with full and partial withdrawals.

  The Contract provides for a death benefit upon the death of the Annuitant during the Accumulation Period. See "Death Benefit," on page 22. The Contract provides for several fixed Annuity Options. Payments under the Annuity Options will be fixed and guaranteed by Pacific Mutual. Pacific Mutual reserves the right to offer annuity options on a variable basis. See "Annuity Period," on page 26.

FREE-LOOK RIGHT

  An Owner may return a Contract within the Free-Look Period, which is a ten-day period beginning when the Owner receives the Contract unless state law requires otherwise.

  Premiums received during the Free-Look Period will, except as indicated below, be allocated according to the Contract Owner's instructions contained in the application or more recent instructions received, if any. In the event that an Owner returns a Contract within the Free-Look Period, Pacific Mutual will refund to the Owner any premium payments allocated to the Fixed Account and the Accumulated Value allocated to the Variable Accounts as of the end of the Valuation Period in which Pacific Mutual receives the Contract plus any Contract Fees and Charges deducted from the Contract Owner's Accumulated Value allocated to the Variable Accounts.

  If the Contract Owner resides in a state that requires Pacific Mutual to return premium payments to Owners who exercise the Free-Look Right, Pacific Mutual will refund any premiums received or, if required by the Owner's state of residence, premiums allocated to the Fixed Account plus the greater of premiums allocated to the Variable Accounts or Accumulated Value in the Variable Accounts plus any charges and fees deducted from the Variable Accounts on the contract date. Premiums received during the Free-Look Period will initially be allocated to the Money Market Variable Account. The Accumulated Value in the Money Market Variable Account will be transferred automatically to the Variable Accounts and the Fixed Account elected in the Owner's application (or, if received more recently, in written instructions) 15 days after the Contract is issued. In Pennsylvania, Pacific Mutual will refund premiums allocated to the Fixed Account plus the Accumulated Value in the Variable Accounts plus any Charges deducted from the Variable Accounts on the Contract Date.

CHARGES AND DEDUCTIONS

  Pacific Mutual does not make any deductions for sales load from premium payments before allocating them to the Owner's Accumulated Value. Certain charges will be deducted in connection with the Contract.

 Contingent Deferred Sales Charge

  A contingent deferred sales charge (which may also be referred to as a withdrawal charge) may be assessed by Pacific Mutual on a full or partial withdrawal, including a scheduled withdrawal, during the Accumulation Period and, under certain circumstances, upon annuitization. The withdrawal charge will be waived on withdrawals to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of the premium payments made during the current Contract Year up to the Valuation Date of the withdrawal and the preceding four Contract Years. The withdrawal charge applies against any withdrawal to the extent the amount withdrawn is attributable to premium payments made. For the purpose of determining any withdrawal charge, withdrawals are applied to premium payments in the order premium payments are made, then to earnings. The amount of the charge will depend upon the number of Contract Years that a premium has remained credited under the Contract, as follows:

             AGE OF PREMIUM
              IN CONTRACT
                 YEARS                                       WITHDRAWAL CHARGE
             --------------                                  -----------------
                   1                                                6%
                   2                                                6%
                   3                                                5%
                   4                                                4%
                   5                                                3%
                   6                                                0%

  In no event will the amount of any withdrawal charge, when added to any such charge previously assessed against any amount withdrawn from the Contract, exceed 6% of the premiums paid under a Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds under the Contract; (2) withdrawals effected to meet the minimum distribution rules for Qualified Plans as they apply to amounts held under the Contract; and (3) in certain instances annuitization. Subject to approval of state insurance authorities, the withdrawal charge will also be waived on a full or partial withdrawal if the Annuitant has been diagnosed with a medically determinable condition which results in a life expectancy of 12 months or less. See "Contingent Deferred Sales Charge," on page 23.

 Mortality and Expense Risk Charge

  Pacific Mutual deducts a daily charge from the assets of each Variable Account for mortality and expense risks equal to an annual rate of 1.25% of the average daily net assets of each Variable Account. See "Mortality and Expense Risk Charge," on page 24.

 Administrative Charge

  On each Monthly Anniversary following the Contract Date, Pacific Mutual deducts a monthly administrative charge during the Accumulation Period equal to
 .000125 multiplied by a Contract's Accumulated Value in the Variable Accounts and Fixed Account, which is equal to an annual rate of 0.15% of a Contract's Accumulated Value in the Variable Accounts and Fixed Account. On Contracts issued in connection with applications received by Pacific Mutual at its Variable Annuity Department before May 1, 1992, the rate of this charge is currently reduced to .0001 (.12% on an annual basis), and, if the initial premium is $50,000 or more on such Contracts, to .00005 (.06% on an annual basis). See "Administrative Charge," on page 24.

 Maintenance Fee

  During the Accumulation Period, an annual fee of $30 is deducted on each Contract Anniversary to cover the costs of maintaining records for the Contract. This charge is pro-rated upon annuitization or a full withdrawal. The charge is currently waived on Contracts for which the premium payments received during the first Contract Year equal $50,000 or more. See "Maintenance Fee," on page 25.

 Transfer Fee

  Currently no transfer fee is imposed. Pacific Mutual reserves the right to assess a transfer fee of $10 per transaction on the thirteenth and any subsequent transfer occurring in a Contract Year.

 Premium Tax Charge

  Pacific Mutual assesses a premium tax charge to reimburse itself for any premium taxes that it incurs. This charge will be deducted on annuitization or upon full withdrawal if a premium tax was incurred by Pacific Mutual and is not refundable. Partial withdrawals, including scheduled withdrawals, may result in a premium tax charge if a premium tax is incurred by Pacific Mutual and is not refundable. Pacific Mutual reserves the right to deduct such taxes when incurred or upon distributions. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax and Other Taxes," on page 25.

 Other Expenses

  The operating expenses of the Separate Account are paid by Pacific Mutual. Investment advisory fees and operating expenses of the Fund are paid by the Fund. For a description of these charges and expenses, see the Prospectus for the Fund.

CONTACTING PACIFIC MUTUAL

  Premium payments, applications accompanying premium payments, and loan repayments should be directed to Pacific Mutual at P.O. Box 100060, Pasadena, California 91189-0060. All written requests, notices, and other forms required by the Contract, including applications not accompanied by premium payments, and any questions or inquiries should be directed to Pacific Mutual at P.O. Box 7187, Pasadena, California 91109-7187. Express Mail should be directed to Pacific Mutual Life Insurance Company, c/o FCNPC, 1111 South Arroyo Parkway, 1st Floor, Pasadena, California 91105. A service representative may be reached by calling 1-800- 722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

  The effective date of certain notices or of instructions is determined by the date and time on which Pacific Mutual "receives" the notice or instructions. Pacific Mutual "receives" this information only when it arrives, in good form, at the correct mailing address set out above. Please call Pacific Mutual at 1-800-722-2333 if the Owner has any questions regarding which address to use.

  Additional premium payments, loan repayments, transfer requests, and withdrawal requests we receive before 4:00 p.m. Eastern time (or the close of the New York Stock Exchange, if earlier) will normally be effective on the same Valuation Date that Pacific Mutual receives them in "proper form", unless the transaction or event is scheduled to occur on another day. Generally, whenever the Owner submits any other form, notice or request, the instructions will be effective on the next Valuation Date after Pacific Mutual receives them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" may require, among other things, a signature guarantee or other verification of authenticity. Pacific Mutual does not generally require a signature guarantee unless it appears that the Owner's signature may have changed over time or due to other circumstances. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to Pacific Mutual. The Owner should call the Owner's registered representative or Pacific Mutual if the Owner has any questions regarding the required form of a request.

                                 EXPENSE TABLE

  The purpose of this table is to assist investors in understanding the various costs and expenses borne directly and indirectly by Owners of the Contracts with Accumulated Value allocated to the Variable Accounts. The table reflects contractual charges, expenses of the Separate Account, and charges and expenses of the Fund. The table does not reflect premium taxes that may be imposed by various jurisdictions. See "Premium Tax and Other Taxes". The information contained in the table is not generally applicable to amounts allocated to the Fixed Account (although certain contractual charges also apply to this Account).

  For a complete description of a Contract's costs and expenses, see "Charges and Deductions". For a more complete description of the Fund's costs and expenses, see the Fund Prospectus, which accompanies this Prospectus.

CONTRACTUAL EXPENSES

  Sales load on premiums................................................  None
Contingent deferred sales charge (as a percentage of amounts withdrawn attributable to
 premiums paid in the last five Contract Years)/1/
   AGE OF PREMIUM                                                        CHARGE
   --------------                                                        ------
   Contract Year 1......................................................    6%
   Contract Year 2......................................................    6%
   Contract Year 3......................................................    5%
   Contract Year 4......................................................    4%
   Contract Year 5......................................................    3%
   Contract Year 6 and over.............................................  None
Administrative Charge (per year)/2/..................................... 0.15%
Maintenance Fee (per year)/3/
   Premiums received during the first Contract Year of less than
    $50,000.............................................................   $30
   Premiums received during the first Contract Year of $50,000 or more..  None
Transfer Fee/4/.........................................................  None

SEPARATE ACCOUNT ANNUAL EXPENSES

Mortality and expense risk charge (as a percentage of each Variable Ac-
 count's average daily net assets)...................................... 1.25%

FUND ANNUAL EXPENSES AFTER EXPENSE LIMITATION (as a percentage of each Series' average daily net assets)/5/

                                                      ADVISORY  OTHER    TOTAL
                                                        FEE    EXPENSES EXPENSES
                                                      -------- -------- --------
   Money Market Portfolio............................    .40%    .13%      .53%
   High Yield Bond Portfolio.........................    .60%    .17%      .77%
   Managed Bond Portfolio............................    .60%    .16%      .76%
   Government Securities Portfolio...................    .60%    .22%      .82%
   Growth Portfolio..................................    .65%    .14%      .79%
   Aggressive Equity Portfolio.......................    .80%    .19%      .99%
   Growth LT Portfolio...............................    .75%    .19%      .94%
   Equity Income Portfolio...........................    .65%    .18%      .83%
   Multi-Strategy Portfolio..........................    .65%    .19%      .84%
   Equity Portfolio..................................    .65%    .15%      .80%
   Bond and Income Portfolio.........................    .60%    .20%      .80%
   Equity Index Portfolio............................    .25%    .17%      .42%
   International Portfolio...........................    .85%    .27%     1.12%
   Emerging Markets Portfolio........................   1.10%    .25%     1.35%

                                                  (Footnotes on following page)

--------
/1/ The withdrawal charge will be waived to the extent that total withdrawals free of charge during the Contract Year do not exceed 10% of the sum of the premium payments made during the current Contract Year and the preceding four Contract Years. When added to the withdrawal charges assessed on prior withdrawals, the total withdrawal charge will never exceed 6% of total premiums paid.

/2/ On Contracts issued in connection with applications received by Pacific
    Mutual at its Home Office before May 1, 1992, the rate of this charge is currently reduced to .0001 (.12% on an annual basis), and, if the initial premium is $50,000 or more on such Contracts, to .00005 (.06% on an annual basis). Pacific Mutual has reserved the right to increase the administrative fee on such Contracts up to 0.15% per year.

/3/ The Maintenance Fee is currently waived on Contracts for which premiums received in the first Contract Year are $50,000 or more.

/4/ Pacific Mutual reserves the right to assess a transfer fee of $10 per transaction on the thirteenth and any subsequent transfer occuring in any Contract Year.

/5/ The expenses listed for the Fund Portfolios reflect current expenses for the year ending December 31, 1995. The Aggressive Equity and Emerging Markets Portfolios did not begin operations until April 1, 1996 and their estimated "other expenses" reflect the policy adopted by Pacific Mutual as Investment Adviser to the Fund, to waive its fees and reimburse expenses so that operating expenses (exclusive of advisory fees, additional custodial fees associated with holding foreign securities, foreign taxes on dividends, interest or capital gains, and extraordinary expenses) expressed as a decimal are not greater than 0.0025 of average daily net assets per year. We began this policy in 1989 and intend to continue this policy until at least December 31, 1997, but may discontinue it after that time. In the absence of this policy, it is estimated that such expenses for the Emerging Markets Portfolio would exceed this expense cap in 1996. No reimbursement to the Portfolios was necessary for the Fund's fiscal year 1995.

EXAMPLES

  Different examples are presented below that show expenses that an Owner of a Contract with Accumulated Value allocated to a Variable Account would pay at the end of one, three, five or ten years if, at the end of those time periods, the Contract is (1) surrendered, (2) annuitized, (3) not surrendered or annuitized. The examples assume a $1000 investment and a 5% annual rate of return. In addition, the examples reflect an average initial premium of approximately $40,000 and a prorata portion of the annual maintenance fee. Each example shows expenses based upon allocation to each of the Variable Accounts.

  The examples below should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The 5% return assumed in the examples is hypothetical and should not be considered a representation of past or future actual returns, which may be greater or lesser than the assumed amount.

                                                                           CONTRACT NOT SURRENDERED
                         CONTRACT SURRENDERED AT CONTRACT ANNUITIZED AT   OR ANNUITIZED AND REMAINS
    VARIABLE ACCOUNT       END OF TIME PERIOD     END OF TIME PERIOD*   IN FORCE AT END OF TIME PERIOD
    ----------------     ----------------------- ---------------------- ------------------------------
Money Market
  1 yr..................          $ 74                    $ 74                       $ 20
  3 yrs.................           108                      63                         63
  5 yrs.................           135                     108                        108
  10 yrs................           231                     231                        231
Managed Bond
  1 yr..................            77                      77                         23
  3 yrs.................           115                      70                         70
  5 yrs.................           146                     119                        119
  10 yrs................           255                     255                        255
Growth
  1 yr..................            77                      77                         23
  3 yrs.................           116                      71                         71
  5 yrs.................           148                     121                        121
  10 yrs................           258                     258                        258
Aggressive Equity
  1 yr..................            79                      79                         25
  3 yrs.................           123                      78                         78
Growth LT
  1 yr..................            78                      78                         24
  3 yrs.................           120                      75                         75
  5 yrs.................           156                     129                        129
  10 yrs................           273                     273                        273
Equity Income
  1 yr..................            77                      77                         23
  3 yrs.................           117                      72                         72
  5 yrs.................           150                     123                        123
  10 yrs................           262                     262                        262
Multi-Strategy
  1 yr..................            77                      77                         23
  3 yrs.................           117                      72                         72
  5 yrs.................           150                     123                        123
  10 yrs................           263                     263                        263
Equity
  1 yr..................            77                      77                         23
  3 yrs.................           116                      71                         71
Bond and Income
  1 yr..................            77                      77                         23
  3 yrs.................           116                      71                         71
Equity Index
  1 yr..................            73                      73                         19
  3 yrs.................           104                      59                         59
  5 yrs.................           129                     102                        102
  10 yrs................           220                     220                        220
International
  1 yr..................            83                      83                         29
  3 yrs.................           135                      90                         90
  5 yrs.................           180                     153                        153
  10 yrs................           321                     321                        321
Emerging Markets
  1 yr..................            83                      83                         29
  3 yrs.................           133                      88                         88
Government Securities
  1 yr..................            77                      77                         23
  3 yrs.................           117                      72                         72
  5 yrs.................           149                     122                        122
  10 yrs................           261                     261                        261
High Yield Bond
  1 yr..................            77                      77                         23
  3 yrs.................           115                      70                         70
  5 yrs.................           147                     120                        120
  10 yrs................           256                     256                        256

--------
*In this example, it is assumed that an Annuity Option has been selected that provides for annuity payments that continue for at least five years, in which case the contingent deferred sales charge would not be assessed if the Contract was in force during the Accumulation Period for at least two Contract Years.

                              FINANCIAL HIGHLIGHTS

  The following tables present financial highlights with respect to each Variable Account of the Separate Account, other than the Aggressive Equity and Emerging Markets Variable Accounts. The information in the tables for the years or periods ended December 31, 1990, 1991, 1992, 1993, 1994 and 1995 is included in the Separate Account's financial statements that have been audited by Deloitte & Touche llp, independent public accountants. The tables should be read in conjunction with the Separate Account's financial statements, which are in the Separate Account's Annual Report dated as of December 31, 1995.

  The Equity Income, Multi-Strategy and International Portfolios of the Fund, in which each corresponding Variable Account invests, were advised by other Portfolio Managers during the periods presented in the 1990, 1991, 1992 and 1993 tables. Effective January 1, 1994, J.P. Morgan Investment Management Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolios and Templeton Investment Counsel, Inc. became the Portfolio Manager of the International Portfolio.

                    SELECTED ACCUMULATION UNIT* INFORMATION

  Selected accumulation unit information as of the year ended December 31st for each period:

                               1995         1994          1993    1992     1991       1990
----------------------------------------------------------------------------------------------
   ACCUMULATION UNIT VALUE
    AT BEGINNING OF PERIOD:
   Money Market Variable
    Account................      11.36        11.08        10.94   10.73   10.27      10.00(a)
   High Yield Bond Variable
    Account................      16.03        16.16        13.86   11.82    9.58      10.00(b)
   Managed Bond Variable
    Account................      13.70        14.51        13.15   12.25   10.56      10.00(c)
   Government Securities
    Variable Account.......      13.37        14.26        13.03   12.27   10.61      10.00(d)
   Growth Variable Account.      16.07        18.18        15.10   12.68    9.11      10.00(e)
   Growth LT Variable Ac-
    count..................      11.19        10.00(f)
   Equity Income Variable
    Account................      14.09        14.31        13.38   12.85    9.88      10.00(g)
   Multi-Strategy Variable
    Account................      14.29        14.69        13.62   13.06   10.63      10.00(h)
   Equity Variable Account.      10.00(i)
   Bond and Income Variable
    Account................      10.00(j)
   Equity Index Variable
    Account................      13.03        13.06        12.09   11.44   10.00(k)
   International Variable
    Account................      11.47        11.27         8.77    9.85    9.02      10.00(l)
----------------------------------------------------------------------------------------------
   ACCUMULATION UNIT VALUE
    AT END OF PERIOD:
   Money Market Variable
    Account................      11.84        11.36        11.08   10.94   10.73      10.27
   High Yield Bond Variable
    Account................      18.82        16.03        16.16   13.86   11.82       9.58
   Managed Bond Variable
    Account................      16.11        13.70        14.51   13.15   12.25      10.56
   Government Securities
    Variable Account.......      15.68        13.37        14.26   13.03   12.27      10.61
   Growth Variable Account.      19.95        16.07        18.18   15.10   12.68       9.11
   Growth LT Variable Ac-
    count..................      15.11        11.19
   Equity Income Variable
    Account................      18.32        14.09        14.31   13.38   12.85       9.88
   Multi-Strategy Variable
    Account................      17.68        14.29        14.69   13.62   13.06      10.63
   Equity Variable Account.      12.24
   Bond and Income Variable
    Account................      13.21
   Equity Index Variable
    Account................      17.62        13.03        13.06   12.09   11.44
   International Variable
    Account................      12.52        11.47        11.27    8.77    9.85       9.02
----------------------------------------------------------------------------------------------
   NUMBER OF ACCUMULATION
    UNITS OUTSTANDING AT
    END OF PERIOD:
   Money Market Variable
    Account................  5,268,194    3,822,842    1,329,477 841,839 596,386    290,145
   High Yield Bond Variable
    Account................  3,499,795      915,875      579,127 204,530  28,473      5,555
   Managed Bond Variable
    Account................  4,110,672    1,972,516    1,653,806 608,417 159,134      9,725
   Government Securities
    Variable Account.......  3,144,652    1,085,199    1,168,824 668,500 264,937     14,888
   Growth Variable Account.  1,431,985    1,684,966    1,951,727 744,468 232,180     41,227
   Growth LT Variable Ac-
    count..................  9,411,999    3,169,124
   Equity Income Variable
    Account................  7,116,753    2,165,096    1,337,697 748,646 255,940     30,402
   Multi-Strategy Variable
    Account................  3,112,558    1,848,366    1,288,197 737,841 276,429      7,594
   Equity Variable Account.  2,377,743
   Bond and Income Variable
    Account................  1,389,028
   Equity Index Variable
    Account................  4,142,024      765,184      554,737 291,497 132,256
   International Variable
    Account................  9,523,524    3,744,811    1,397,587 442,951 173,609     25,363
----------------------------------------------------------------------------------------------

*Accumulation Unit: unit of measure used to calculate the value of a Contract
   Owner's interest in a Variable Account during the Accumulation Period.

Date Variable Account began operations:
(a) 07/24/90 (b) 08/16/90 (c) 09/05/90 (d) 08/22/90 (e) 08/16/90 (f) 01/04/94
(g) 08/16/90 (h) 09/25/90 (i) 01/01/95 (j) 01/01/95 (k) 02/11/91 (l) 08/16/90

                       INFORMATION ABOUT PACIFIC MUTUAL,
                      THE SEPARATE ACCOUNT, AND THE FUND

PACIFIC MUTUAL LIFE INSURANCE COMPANY

  Pacific Mutual is a mutual life insurance company organized under the laws of the State of California. It was authorized to conduct business as a life insurance company on January 2, 1868, as Pacific Mutual Life Insurance Company of California, and was reincorporated under its present name on July 22, 1936.

  Pacific Mutual offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1995, Pacific Mutual had over $44.2 billion of individual life insurance in force and total assets of $17.6 billion. Together with its subsidiaries and affiliated enterprises, Pacific Mutual has total assets and funds under management of over $116.6 billion. It has been ranked according to assets in the top 24 largest life insurance carriers in the nation for 1994.

  The Principal Underwriter for the Contracts is Pacific Mutual Distributors, Inc. ("PMD"), formerly Pacific Equities Network. PMD is registered as a broker-dealer with the SEC and is a wholly-owned subsidiary of Pacific Mutual.

SEPARATE ACCOUNT

  The Separate Account was established by Pacific Mutual on November 30, 1989, under procedures established under California law. The income, gains, or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of Pacific Mutual. Assets in the Separate Account attributable to the reserves and other liabilities under the Contracts are not chargeable with liabilities arising from any other business that Pacific Mutual conducts. Pacific Mutual owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. Pacific Mutual may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of Pacific Mutual. Pacific Mutual may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

  The Separate Account is currently divided into fourteen Variable Accounts. Each Variable Account invests exclusively in shares of a specific Portfolio of the Fund. Pacific Mutual may in the future establish additional Variable Accounts of the Separate Account, which may invest in other Portfolios of the Fund or in other securities, mutual funds, or investment vehicles.

  The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of Pacific Mutual.

PACIFIC SELECT FUND

  The Fund is a diversified, open-end management investment company of the series type. The Fund is registered with the SEC under the 1940 Act. The Fund currently has fourteen separate Portfolios, each of which pursues different investment objectives and policies.

  Shares of the Fund currently are offered only for purchase by separate accounts of Pacific Mutual to serve as an investment medium for variable annuity contracts and for variable life insurance policies issued by Pacific Mutual and to a separate account of Pacific Corinthian Life Insurance Company, a subsidiary of Pacific Mutual, to serve as an investment medium for variable annuity contracts issued by Pacific Corinthian. Shares of the Fund may also be sold in the future to separate accounts of other insurance companies, both affiliated and not affiliated with Pacific Mutual.

  The chart below summarizes some basic data about each Portfolio of the Fund. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Portfolios.

THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                                     PRIMARY INVESTMENTS
    PORTFOLIO              OBJECTIVE             (UNDER NORMAL CIRCUMSTANCES)       PORTFOLIO  MANAGER
------------------------------------------------------------------------------------------------------------
 Money Market    Current income consistent       Highest quality money         Pacific Mutual
                 with preservation of capital    market instruments.
------------------------------------------------------------------------------------------------------------
 High Yield Bond High level of current income    Intermediate and long-        Pacific Mutual
                                                 term, high-yielding,
                                                 lower and medium quality
                                                 (high risk) fixed-income
                                                 securities.
------------------------------------------------------------------------------------------------------------
 Managed Bond    Maximize total return           Investment grade              Pacific Investment
                 consistent with prudent         marketable debt               Management Company
                 investment management           securities. Will
                                                 normally maintain an
                                                 average portfolio
                                                 duration of 3-7 years.
------------------------------------------------------------------------------------------------------------
 Government      Maximize total return           U.S. Government               Pacific Investment
  Securities     consistent with prudent         securities including          Management Company
                 investment management           futures and options
                                                 thereon and high-grade
                                                 corporate debt
                                                 securities. Will
                                                 normally maintain an
                                                 average portfolio
                                                 duration of 3-7 years.
------------------------------------------------------------------------------------------------------------
 Growth          Growth of capital               Common stock.                 Capital Guardian
                                                                               Trust Company
------------------------------------------------------------------------------------------------------------
 Aggressive      Capital appreciation            Stocks of small- and          Columbus Circle Investors
  Equity                                         medium-sized companies.
------------------------------------------------------------------------------------------------------------
 Growth LT       Long-term growth of capital     Common stock.                 Janus Capital Corporation
                 consistent with the
                 preservation of capital
------------------------------------------------------------------------------------------------------------
 Equity Income   Long-term growth of capital     Dividend paying common        J.P. Morgan Investment
                 and income                      stock.                        Management Inc.
------------------------------------------------------------------------------------------------------------
 Multi-Strategy  High total return               Equity and fixed income       J.P. Morgan Investment
                                                 securities.                   Management Inc.
------------------------------------------------------------------------------------------------------------
 Equity          Capital appreciation            Common stocks and             Greenwich Street Advisors
                                                 securities convertible        Division of Smith Barney
                                                 into or exchangeable for      Mutual Funds Management Inc.
                                                 common stocks.
------------------------------------------------------------------------------------------------------------
 Bond and        High level of current           Investment grade debt         Greenwich Street Advisors
  Income         income consistent with          securities.                   Division of Smith Barney
                 prudent investment                                            Mutual Funds Management Inc.
                 management and
                 preservation of capital
------------------------------------------------------------------------------------------------------------
 Equity Index    Provide investment results      Stocks included in the        Bankers Trust Company
                 that correspond to the total    S&P 500.
                 return performance of
                 common stocks publicly traded
                 in the U.S.
------------------------------------------------------------------------------------------------------------
 International   Long-term capital               Equity securities of          Templeton Investment
                 appreciation                    corporations domiciled        Counsel, Inc.
                                                 outside the United
                                                 States.
------------------------------------------------------------------------------------------------------------
 Emerging        Long-term growth of capital     Common stocks of              Blairlogie Capital Management
  Markets                                        companies domiciled in
                                                 emerging market
                                                 countries.
------------------------------------------------------------------------------------------------------------

  THE GROWTH VARIABLE ACCOUNT THAT INVESTS IN THE GROWTH PORTFOLIO IS AVAILABLE ONLY TO OWNERS OF CONTRACTS ISSUED PRIOR TO JANUARY 1, 1994. IT IS NOT AVAILABLE TO OWNERS OF CONTRACTS ISSUED ON OR AFTER JANUARY 1, 1994.

THE INVESTMENT ADVISER

  Pacific Mutual, located at 700 Newport Center Drive, Newport Beach, California 92660, serves as Investment Adviser to each Portfolio of the Fund. Pacific Mutual is registered with the SEC as an investment adviser. For twelve of the Portfolios, the Investment Adviser and the Fund have engaged other firms to serve as Portfolio Managers under the supervision of Pacific Mutual.

                                 THE CONTRACT

GENERAL

  To the extent that all or a portion of premium payments are allocated to the Variable Accounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than Pacific Mutual. Upon the maturity of a Contract, the Contract provides several fixed Annuity Options under which Pacific Mutual will pay specified periodic annuity payments beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Variable Accounts to which premiums have been allocated.

  The Contract is available for purchase as a non-tax qualified retirement plan by an individual. The Contract is also eligible for use in connection with certain tax qualified retirement plans that meet the requirements of Sections 401 and 408 of the Internal Revenue Code. Certain Federal tax advantages are currently available to retirement plans that qualify as (1) self-employed individuals' retirement plans under Section 401, such as HR-10 or Keogh plans, (2) pension or profit-sharing plans established by an employer for the benefit of its employees under Section 401, (3) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan under Section 408, (4) Section 403(b) Tax-Sheltered Annuities, and (5) Section 457 plans. Joint Owners are permitted on a Contract issued pursuant to a Non-Qualified Plan. The Contract is not available for use in connection with tax qualified retirement plans under
Section 403(b) unless otherwise approved by Pacific Mutual.

APPLICATION FOR A CONTRACT

  Any person wishing to purchase a Contract may submit an application and an initial premium to Pacific Mutual, as well as any other form or information that Pacific Mutual may require. Pacific Mutual reserves the right to reject an application or premium payment for any reason, subject to Pacific Mutual's underwriting standards and guidelines and any applicable state or Federal law relating to nondiscrimination.

  The maximum Age of an Annuitant for which a Contract will be issued is 85. The Annuitant's Age is calculated as of his or her nearest birthday. If there are Joint Annuitants, the maximum issue Age will be determined by reference to the younger Annuitant.

PREMIUM PAYMENTS

  The minimum initial premium for the purchase of a Contract is $5,000 in connection with a Non-Qualified Plan and $2,000 in connection with a Qualified Plan. Thereafter, the Contract Owner may choose the amount and frequency of premium payments, except that the minimum subsequent premium is $250 for both Non-Qualified and Qualified Plans, except for individual retirement annuities and simplified employee pension plans, in which case it is $50. No minimum initial or subsequent premium requirements will apply to a Contract purchased in connection with the Texas Optional Retirement Program. Pacific Mutual may reduce the minimum premium requirements under certain circumstances, such as for group or sponsored arrangements.

  Any premium that results in total premiums paid under a Contract exceeding $5 million will not be accepted without prior approval of Pacific Mutual. No premium or transfer can be allocated to the Fixed Account without prior approval by Pacific Mutual if, immediately after the premium payment or transfer, the Accumulated Value in the Fixed Account would be $250,000 or more.

  An initial premium payment will be applied not later than the end of the second Valuation Date after the Valuation Date it is received by Pacific Mutual if the premium is preceded or accompanied by sufficient information necessary to establish an account and properly credit such premium payment. If Pacific Mutual does not receive sufficient information, Pacific Mutual will notify the applicant that Pacific Mutual does not have the necessary information to issue a Contract. If the necessary information is not provided to Pacific Mutual within five Valuation Dates after the Valuation Date on which Pacific Mutual first receives the initial premium (or, if sooner, other period required by law), or if Pacific Mutual determines it cannot otherwise issue the Contract, Pacific Mutual will return the initial premium to the applicant unless the applicant consents to Pacific Mutual retaining the premium until the requested information has been provided.

  Subsequent premiums will be credited as of the end of the Valuation Period in which they are received by Pacific Mutual. Premium payments after the initial premium may be made at any time prior to the Annuity Start Date, so long as the Annuitant is living. Subsequent premiums under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Premiums may be paid monthly via electronic funds transfer under the Uni-Check plan where the Owner authorizes Pacific Mutual to withdraw premiums from the Owner's checking account each month. The minimum initial premium can be met by payment under the Uni-Check plan.

ALLOCATION LIMITATION

  The Growth Variable Account that invests in the Growth Portfolio is available only to Owners of Contracts issued prior to January 1, 1994. It is not available to Owners of Contracts issued on or after January 1, 1994.

ALLOCATION OF PREMIUMS

  In an application for a Contract, the Contract Owner selects the Variable Accounts or the Fixed Account to which premium payments will be allocated. During the Free-Look Period, except as indicated below, premiums will be allocated according to the Contract Owner's instructions contained in the application (or more recent instructions received, if any). For residents of states that require a refund of premiums to a Contract Owner who returns a Contract during the Free-Look Period, premiums received during the Free-Look Period will be allocated to the Money Market Variable Account. The Accumulated Value will then be automatically allocated according to the Contract Owner's instructions contained in the application (or, if received more recently, in written instructions) 15 days after the Contract is issued. Premiums credited to the Contract after this time will be allocated according to the Contract Owner's most recent instructions as of the end of the Valuation Period on which the premiums are received by Pacific Mutual.

  A Contract Owner may change the premium allocation instructions by submitting a proper written request to Pacific Mutual. Changes in premium allocation instructions may be made by telephone provided an authorization for telephone requests is on file at Pacific Mutual. A proper change in allocation instructions will be effective upon receipt by Pacific Mutual and will continue in effect until subsequently changed. Changes in the allocation of future premiums have no effect on existing Accumulated Value. Such Accumulated Value, however, may be transferred among the Variable Accounts of the Separate Account or the Fixed Account in the manner described in "Transfers of Accumulated Value."

DOLLAR COST AVERAGING OPTION

  Pacific Mutual currently offers an option under which Contract Owners may dollar cost average their allocations in the Variable Accounts under the Contract by authorizing Pacific Mutual to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts, subject to the limitation on the Growth Variable Account. Contract Owners may authorize Pacific Mutual to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar Cost Averaging allocations may not be made from the Fixed Account and a Variable Account at the same time. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Period during which each transfer is processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a Contract Owner will not have losses.

  An Owner may request Dollar Cost Averaging by sending a proper written request to Pacific Mutual, or by telephone request provided an authorization for telephone requests is on file at Pacific Mutual. The Contract Owner must designate the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfer will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

  To elect the Dollar Cost Averaging Option, the Accumulated Value in the Variable Account or Fixed Account from which the Dollar Cost Averaging transfers will be made must be at least $5,000. The minimum amount that may be transferred to any one Variable Account is $50. Pacific Mutual may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. See the Statement of Additional Information for further information on the Dollar Cost Averaging feature.

PORTFOLIO REBALANCING OPTION

  Pacific Mutual currently offers an option which allows Contract Owners who are not currently Dollar Cost Averaging to maintain the percentage of Contract Value allocated to each Variable Investment Option at a pre-set level (e.g., 30% in the Equity Index Variable Account, 40% in the Managed Bond Variable Account, and 30% in the Growth LT Variable Account). Periodically, Pacific Mutual will "rebalance" the Contract Value to the percentages specified by the Owner. Rebalancing may result in transferring amounts from a Variable Account earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. More detailed information appears in the Statement of Additional Information.

TRANSFERS OF ACCUMULATED VALUE

  During the Accumulation Period and after the Free-Look Period, Accumulated Value may be transferred among the Variable Accounts by the Contract Owner upon proper written request to Pacific Mutual. Transfers may be made by telephone if an authorization for telephone requests is on file at Pacific Mutual. Transfer requests received after 1:00 p.m. Pacific Time, or the close of the New York Stock Exchange, if earlier, will be processed as of the end of the next following Valuation Date. Currently there are no limitations on the number of transfers between Variable Accounts, no minimum amount required for a transfer (except as required under the Dollar Cost Averaging Option), nor any minimum amount required to be remaining in a given Variable Account after a transfer. Owners of Contracts issued prior to January 1, 1994 may continue to transfer to or from the Growth Variable Account.

  Accumulated Value may also be transferred from the Variable Accounts to the Fixed Account. Transfers from the Fixed Account to the Variable Accounts are restricted as described in "The Fixed Account".

  No charges are currently imposed upon transfers. Pacific Mutual reserves the right, however, at a future date to charge a transfer fee of $10 per transaction on the thirteenth and any subsequent transfer in any Contract Year. See "Transfer Fee". Pacific Mutual also reserves the right to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone transfers.

ACCUMULATED VALUE

  The Accumulated Value is the sum of the amounts under the Contract held in each Variable Account of the Separate Account and in the Fixed Account, as well as the amount set aside in Pacific Mutual's Loan Account to secure any Contract Debt.

  On each Valuation Date, the portion of the Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. See "Determination of Accumulated Value," below. No minimum amount of Accumulated Value is guaranteed. A Contract Owner bears the entire investment risk relating to the investment performance of Accumulated Value allocated to the Variable Accounts.

DETERMINATION OF ACCUMULATED VALUE

  The Accumulated Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of premiums, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolios of the Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of the Fund will be automatically reinvested in shares of the same Portfolio, unless Pacific Mutual, on behalf of the Separate Account, elects otherwise.

  Assets in the Variable Accounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contract Owner's interest in a Variable Account. When a Contract Owner allocates premiums to a Variable Account, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account by the Accumulation Unit value for the particular Variable Account at the end of the Valuation Period in which the premium is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The Accumulation Unit value of each Variable Account is determined on each Valuation Date at or about 1:00 p.m. Pacific Time. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Variable Account and charges against the Variable Account.

  The Accumulation Unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by dividing the value of each Variable Account's net assets by the number of Accumulation Units credited to the Variable Account on that date. Determination of the value of the net assets of a Variable Account takes into account the following: (1) the investment performance of the

Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund, (2) any dividends or distributions paid by the corresponding Portfolio, (3) the charges, if any, that may be assessed by Pacific Mutual for taxes attributable to the operation of the Variable Account, or to the operations of Pacific Mutual with respect to the contract, and (4) the mortality and expense risk charge under the Contract.

FULL AND PARTIAL WITHDRAWALS

  A Contract Owner may obtain proceeds from a Contract by surrendering the Contract for its Full Withdrawal Value or by making a partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may be taken from a Contract's Accumulated Value at any time while the Annuitant is living and before the Annuity Start Date, subject to the limitations under the applicable plan for Qualified Plans and applicable law. A full or unscheduled partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received by Pacific Mutual.

  The proceeds received upon a full withdrawal will be the Contract's Full Withdrawal Value. The Full Withdrawal Value is equal to the Accumulated Value as of the end of the Valuation Period during which a proper withdrawal request is received by Pacific Mutual, minus any maintenance fee, any applicable contingent deferred sales charge, and any outstanding Contract Debt. A partial withdrawal may be requested for a specified percentage or dollar amount of Accumulated Value. Each unscheduled partial withdrawal must be for at least $500. A request for a partial withdrawal will result in a payment by Pacific Mutual in accordance with the amount specified in the partial withdrawal request. Upon payment, the Contract Owner's Accumulated Value will be reduced by an amount equal to the payment and any applicable contingent deferred sales charge, and any applicable premium tax. If a partial withdrawal is requested that would leave the Full Withdrawal Value in the Contract less than $500 then Pacific Mutual reserves the right to treat the partial withdrawal as a request for a full withdrawal.

  The amount of a partial withdrawal will be allocated proportionately from the Contract Owner's Accumulated Value in the Variable Accounts and the Fixed Account, except that the Contract Owner may instruct Pacific Mutual otherwise with regard to an unscheduled partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may result in the deduction of a contingent deferred sales charge. See "Contingent Deferred Sales Charge".

  A full or partial withdrawal, including a scheduled withdrawal, may result in a premium tax charge to reimburse Pacific Mutual for any premium tax on a Contract that may be imposed by various states and municipalities. See "Premium Tax and Other Taxes".

  A full or partial withdrawal, including a scheduled partial withdrawal, may result in receipt of taxable income to the Owner and, in some instances, in a penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 401(k), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. In the case of Contracts issued in connection with tax qualified retirement plans under
Section 403(b), Section 403(b) imposes restrictions on certain distributions. For more information, see "Restrictions on Withdrawals from 403(b) Programs". The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters".

PREAUTHORIZED SCHEDULED WITHDRAWALS

  Pacific Mutual has implemented a feature under which preauthorized scheduled withdrawals may be elected. Under this feature, a Contract Owner may elect to receive preauthorized scheduled partial withdrawals while the Annuitant is living before the Annuity Start Date and after the Free-Look Period by sending a properly completed Preauthorized Scheduled Withdrawal Request form to Pacific Mutual. A Contract Owner may designate the scheduled withdrawal amount as a percentage of Accumulated Value allocated to the Variable Accounts and Fixed Account, or as a specified dollar amount, and the desired frequency of the scheduled withdrawals, which may be monthly, quarterly, semi-annually or annually. The day of the month that the Contract Owner wishes each scheduled withdrawal to be effected may also be elected. Scheduled withdrawals may be stopped or modified upon proper written request by the Contract Owner received by Pacific Mutual at least 10 days in advance. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

  Each scheduled withdrawal must be at least $100. Upon payment, the Contract Owner's Accumulated Value will be reduced by an amount equal to the payment proceeds plus any applicable contingent deferred sales charge and any applicable premium tax. Any scheduled withdrawal that equals or exceeds the Full Withdrawal Value will be treated as a full withdrawal. In no event will payment of a scheduled withdrawal exceed the Full Withdrawal Value less any applicable premium tax. The Contract will automatically terminate if a scheduled withdrawal causes the Contract's Full Withdrawal Value to equal zero.

  Each scheduled withdrawal will be effected as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the scheduled withdrawal will be allocated proportionately from the Contract Owner's Accumulated Value in the Variable Accounts and the Fixed Account.

FREE-LOOK RIGHT

  A Contract Owner may return a Contract within the Free-Look Period, which is a ten-day period beginning when the Owner receives the Contract unless state law requires otherwise.

  Premiums received during the Free-Look Period will, except as indicated below, be allocated according to the Owner's instructions contained in the application or more recent instructions, if any. The returned Contract will then be deemed void and Pacific Mutual will refund any premium payments allocated to the Fixed Account and any Variable Account Accumulated Value as of the end of the Valuation Period in which Pacific Mutual receives the Contract plus any Contract Charges and Fees deducted from the Owner's Accumulated Value allocated to the Variable Accounts. Thus, an Owner who returns a Contract within the Free-Look Period bears only the investment risk, (i.e., the Owner's Accumulated Value allocated to the Variable Accounts may increase or decrease based on investment performance), but the Owner will not be subject to any Contract Charges or Fees which would otherwise be deducted from Accumulated Value.

  If the Contract Owner resides in a state that requires Pacific Mutual to return premium payments to Owners who exercise the Free-Look Right, Pacific Mutual will refund any premiums received or, if required by the owner's state of residence, premiums allocated to the Fixed Account plus the greater of premiums allocated to the Separate Account or Accumulated Value in the Separate Account plus any charges and fees deducted from the Variable Accounts on the contract date. Premiums received during the Free-Look Period will initially be allocated to the Money Market Variable Account. The Accumulated Value in the Money Market Variable Account will be transferred automatically to the Variable Accounts and the Fixed Account elected in the Owner's application (or, if received more recently, in written instructions) 15 days after the Contract is issued. In Pennsylvania, Pacific Mutual will refund premiums allocated to the Fixed Account plus the Accumulated Value in the Separate Account plus any Charges deducted from the Separate Account on the Contract Date. Any previous loans or withdrawals may reduce the refund amount on any Contract returned.

DEATH BENEFIT

  If the Annuitant dies during the Accumulation Period, Pacific Mutual will pay the death benefit proceeds to the Beneficiary upon receipt of due proof of the Annuitant's death and instructions regarding payment to the Beneficiary. If there are Joint Annuitants, the death benefit proceeds will only be payable upon receipt of due proof of death of both Annuitants during the Accumulation Period and instructions regarding payment. If there is no Beneficiary living on the date of death of the Annuitant, Pacific Mutual will pay the death benefit proceeds to the Annuitant's estate. If the death of the Annuitant occurs on or after the Annuity Start Date, no death benefit proceeds will be payable under the Contract, except that benefits under the Annuity Option elected may be payable to the Joint Annuitant or the Beneficiary.

  The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt. On or before the fifth Contract Anniversary, the amount of the death benefit will be the greater of (1) the Accumulated Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by Pacific Mutual, or (2) the aggregate premium payments received less any reductions caused by previous withdrawals. Unless otherwise required by state insurance authorities, after the fifth Contract Anniversary the amount of the death benefit will be the greater of (1) the Accumulated Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by Pacific Mutual, (2) the aggregate premium payments received less any reductions caused by previous withdrawals, or (3) subject to approval of state insurance authorities, the "Minimum Guaranteed Death Benefit." After the fifth Contract Anniversary up to the tenth Contract Anniversary, the Minimum Guaranteed Death Benefit is equal to the Accumulated Value on the fifth Contract Anniversary plus any premiums received after the fifth Contract Anniversary and less any reductions caused by previous withdrawals taken after the fifth Contract Anniversary. The Minimum Guaranteed Death Benefit is adjusted on the tenth Contract Anniversary and each succeeding fifth Contract Anniversary to the greater of the most recent Minimum Guaranteed Death Benefit or the Accumulated Value as of such Anniversary, and during the next five year interval, is decreased by any reductions caused by partial withdrawals and increased by any premium payments since such fifth Contract Anniversary. After the Contract Year in which the Annuitant reaches Age 85, the Minimum Guaranteed Death Benefit will no longer be adjusted on each fifth Contract Anniversary (except for adjustments for reductions caused by partial withdrawals and for premium payments).

  The death benefit proceeds will be paid to the Beneficiary in a single sum or under one of the Annuity Options, as directed by the Owner or as elected by the Beneficiary. If the Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options.

DEATH OF OWNER

  If the Owner of a Contract issued in connection with a Non-Qualified Plan dies before the Annuitant and before the Annuity Start Date, the death benefit proceeds will be paid upon receipt of due proof of the Owner's death and instructions regarding payment. If there are Joint Owners, the term Owner means the first Joint Owner to die.

  Death benefit proceeds will be paid to the Joint Owner or Contingent Owner, if any, otherwise to the Owner Beneficiary. If there is no Owner Beneficiary, death benefit proceeds will be paid to the Owner's estate. If an Owner is not also an Annuitant, then in the event that the deaths of the Owner and the Annuitant occur under circumstances in which it cannot be determined who died first, payment will be made to the Annuitant's Beneficiary. If the Owner and the Annuitant are the same, payment will be made to the Annuitant's Beneficiary. If the surviving spouse of the deceased Owner is the Owner Beneficiary, or is the sole surviving joint tenant or Contingent Owner, and if the deceased Owner was not the sole Annuitant, such spouse may continue this Contract in force until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Start Date. For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner, or if the Designated Beneficiary is a natural person, that person can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life expectancy.

  If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant. These distribution requirements do not apply to Contracts issued in connection with Qualified Plans.

  The death benefit is as stated in the "Death Benefit" section, except that the Owner's Age, as opposed to the Annuitant's, is used in determining the death benefit.

  On the death of any Owner after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of death. No death benefit will be paid if the Owner dies after the Annuity Start Date. On the death of the Annuitant, any unpaid benefit will be paid to the Beneficiary of the Annuitant, if living, otherwise to the Annuitant's estate. See "Federal Tax Matters" for a discussion of the tax consequences in the event of death.

                            CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE

  Pacific Mutual does not make any deduction for sales charges from premium payments paid for a Contract before allocating them to a Contract Owner's Accumulated Value. However, except as set forth below, a contingent deferred sales charge (which may also be referred to as a withdrawal charge), may be assessed by Pacific Mutual on a full or partial withdrawal, depending upon the amount of time such withdrawal amounts have been held under the Contract. The withdrawal charge will be waived on withdrawals to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of the premium payments made during the current Contract Year up to the Valuation Date of the withdrawal and the preceding four Contract Years. If a full or partial withdrawal, including a scheduled withdrawal, in excess of the 10% allowable amount is made, a withdrawal charge may be assessed on the amount withdrawn in excess of the 10% allowable amount. If the Contract is surrendered or a scheduled withdrawal causes the Full Withdrawal Value to equal zero, any amount allocated to the Loan Account will be included in determining the charge.

  For purposes of the charge, a withdrawal will be attributed to premium payments in the order they were received by Pacific Mutual, then earnings, even if the Contract Owner elects to redeem amounts allocated to an Account (including the Fixed Account) other than an Account to which premium payments were allocated. The amount of the charge will depend upon the number of Contract Years that the premiums to which the withdrawal is attributed have remained credited under the Contract, as follows:

             AGE OF PREMIUM
              IN CONTRACT
                 YEARS                                       WITHDRAWAL CHARGE
             --------------                                  -----------------
                  1                                                 6%
                  2                                                 6%
                  3                                                 5%
                  4                                                 4%
                  5                                                 3%
                  6                                                 0%

  For purposes of determining the age of the premium, the premium is considered age 1 in the Contract Year the premium is received by Pacific Mutual and increases in age each Contract Anniversary thereafter. In no event will the amount of any withdrawal charge, when added to any such charge previously assessed against any amount withdrawn from the Contract, exceed 6% of the premiums paid under a Contract. In addition, no charge will be imposed
(1) upon payment of death benefit proceeds under the Contract, (2) upon withdrawals by Owners to meet the minimum distribution rules for Qualified Plans as they apply to amounts held under the Contract, or (3) upon annuitization if the Contract has been in force two years, and if an Annuity Option offered under the Contract is elected or proceeds are applied to purchase any other Annuity Option then offered by Pacific Mutual, and, in each instance, the Annuity Period is at least five years. Subject to approval of state insurance authorities, after the first Contract Anniversary, the withdrawal charge will also be waived on a full or partial withdrawal if the Annuitant has been diagnosed with a medically determinable condition which results in a life expectancy of

12 months or less. This waiver will be subject to medical evidence satisfactory to Pacific Mutual, and certain other conditions specified in the Contract. The withdrawal charge will be assessed against the Variable Accounts and Fixed Account in the same proportion as the withdrawal proceeds are allocated. (See the Appendix for examples of the operation of the withdrawal charge.)

  Pacific Mutual pays sales commissions to broker-dealers and other expenses associated with promotion and sales of the Contracts. The withdrawal charge is designed to reimburse Pacific Mutual for these costs, although it is expected that actual expenses will be greater than the amount of the charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risks. Broker-dealers may receive aggregate commissions up to 6.5% of aggregate premium payments. Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time premium payments have been held under a Contract, and Contract Accumulated Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Accumulated Value considered in connection with the trail commission. Pacific Mutual may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Pacific Mutual, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise.

MORTALITY AND EXPENSE RISK CHARGE

  Pacific Mutual deducts a daily charge from the assets of each Variable Account for mortality and expense risks assumed by Pacific Mutual under the Contracts. The charge is equal to an annual rate of 1.25% of the average daily net assets of each Variable Account. This amount is intended to compensate Pacific Mutual for certain mortality and expense risks Pacific Mutual assumes in offering and administering the Contracts and in operating the Variable Accounts. The 1.25% charge consists of approximately .25% for expense risk and 1.00% for mortality risk.

  The expense risk is the risk that Pacific Mutual's actual expenses in issuing and administering the Contracts and operating the Variable Accounts will be more than the charges assessed for such expenses. The mortality risk borne by Pacific Mutual is the risk that Annuitants, as a group, will live longer than the Pacific Mutual's actuarial tables predict. In this event, Pacific Mutual guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. Pacific Mutual also assumes a mortality risk in connection with the death benefit under the Contract.

  Pacific Mutual may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but Pacific Mutual may realize a loss to the extent the charge is not sufficient. Pacific Mutual may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the contingent deferred sales charge.

ADMINISTRATIVE CHARGE

  Pacific Mutual deducts a monthly administrative charge equal to .000125 multiplied by a Contract's Accumulated Value in the Variable Accounts and the Fixed Account, which will be deducted monthly, beginning on the Monthly Anniversary following the Contract Date, during the Accumulation Period. This charge is equivalent to an annual rate of 0.15% of a Contract's Accumulated Value in the Variable Accounts and the Fixed Account. On Contracts issued in connection with applications received by Pacific Mutual at its Variable Annuity Department before May 1, 1992, the rate of this charge is currently reduced to .0001 (.12% on an annual basis), and, if the initial premium is $50,000 or more on such contracts, to .00005 (.06% on an annual basis). Pacific Mutual reserves the right to increase the administrative charge on such contracts, but in no event will the charge exceed 0.15% on an annual basis. The charge will be assessed to each Account in proportion to the Contract's

Accumulated Value in each Variable Account and the Fixed Account. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and/or a deduction from the Fixed Account.

MAINTENANCE FEE

  During the Accumulation Period, an annual fee of $30 is deducted on each Contract Anniversary to cover the costs of maintaining records for the Contracts. The fee will be assessed to each Account in proportion to the Contract's Accumulated Value in each Variable Account and the Fixed Account. Upon annuitization or a full withdrawal, the charge will be pro-rated for the portion of the Contract year during which the Contract was in force. This charge is currently waived on Contracts issued for which premium payments received in the first Contract Year equal $50,000 or more. Pacific Mutual reserves the right to impose the charge on Contracts on which the fee is waived in the future. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and or a deduction from the Fixed Account.

TRANSFER FEE

  No transfer fee is currently imposed. Pacific Mutual reserves the right to assess a transfer fee of $10 per transaction on the thirteenth and any subsequent transfer occurring in a Contract year. The transfer fee will be deducted from the remaining balances in the Variable Accounts and Fixed Account from which the transfer is made. If the remaining balances are insufficient to pay the transfer fee, the fee will be deducted from the transferred Accumulated Values.

PREMIUM TAX AND OTHER TAXES

  Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and Pacific Mutual's status in a particular state. Pacific Mutual assesses a premium tax charge to reimburse itself for premium taxes that it incurs on behalf of the Contract Owner. This charge will be deducted upon annuitization or upon full withdrawal if premium taxes are incurred and are not refundable. Partial withdrawals, including scheduled withdrawals, may result in a premium tax charge if a premium tax is incurred by Pacific Mutual and is not refundable. Pacific Mutual reserves the right to deduct premium taxes when incurred. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity. Pacific Mutual may charge Variable Accounts of the Separate Account for the Federal, state, or local income taxes incurred by Pacific Mutual that are attributable to the Separate Account and its Variable Accounts, or to the operations of Pacific Mutual with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See "Tax Status of Pacific Mutual and the Separate Account."

VARIATIONS IN CHARGES

  Pacific Mutual may reduce or waive the amount of the contingent deferred sales charge, administrative charge, and Contract maintenance fee for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial premium payment, the amounts of projected premium payments, or that the Contract is sold in connection with a group or sponsored arrangement. For certain trusts, Pacific Mutual may change the order in which withdrawals are applied to premium payments and earnings to determine any contingent deferred sales charge. Pacific Mutual may also reduce or waive the contingent deferred sales charge, administrative charge, and maintenance fee or credit additional amounts on Contracts sold to the directors, officers, or employees of Pacific Mutual or any of its affiliates or to trustees of the Fund, sales representatives, or in the case of an affiliated broker-dealer, registered representatives of such company, or directors, officers, employees or registered representatives of a broker-dealer that has a then current selling agreement with Pacific Mutual, or members of any of the aforementioneds' immediate family. Pacific Mutual will only reduce or waive such charges and fees where expenses associated with the sale of the Contract or the costs associated with administering and maintaining the Contract are reduced.

GUARANTEE OF CERTAIN CHARGES

  Pacific Mutual guarantees that the charge for mortality and expense risks will not increase. The maintenance fee is guaranteed not to exceed $30. The administrative charge is guaranteed not to exceed an annual rate of 0.15% of a Contract Owner's Accumulated Value less any Contract Debt. Pacific Mutual does not intend to profit from the administrative charge and maintenance fee.

FUND EXPENSES

  Each Variable Account of the Separate Account purchases shares at the net asset value of the corresponding Portfolio of the Fund. Each Portfolio's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Portfolio. The Fund is governed by its Board of Trustees. The Fund's expenses are not fixed or specified under the terms of the Contract. The advisory fees and other expenses are more fully described in the Fund's prospectus.

                                ANNUITY PERIOD

GENERAL

  The Contract Owner selects the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the first day of the month following the Annuitant's 95th birthday (85th birthday in Pennsylvania, and for certain trusts, 100th birthday, unless state law requires otherwise), although the terms of a Qualified Plan generally require annuitization at an earlier age. If the Contract Owner does not select an Annuity Start Date, the Annuity Start Date will be the Contract Anniversary nearest the Annuitant's 85th birthday if the Contract is issued in connection with a Non-Qualified Plan. See "Selection of an Option." If there are Joint Annuitants, the birth date of the younger Annuitant will be used to determine the latest Annuity Start Date unless the terms of a Qualified Plan require otherwise.

  On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below, unless a lump sum distribution has been elected. The proceeds attributable to the Variable Accounts will be transferred to the General Account. The proceeds will be equal to the Contract Owner's Accumulated Value in the Variable Accounts and the Fixed Account (which excludes Accumulated Value in the Loan Account) as of the Annuity Start Date, reduced by any applicable premium taxes, any prorated portion of maintenance fee due, and any applicable withdrawal charge. However, no withdrawal charge will be imposed if the Contract has been in force two years, and an Annuity Option is elected or proceeds are applied to purchase any other Annuity Option then offered by Pacific Mutual, and, in each case, the Annuity Period is five years or longer.

  The Contracts provide for five optional annuity forms. A lump sum distribution may also be elected. Other Annuity Options may be available upon request at the discretion of Pacific Mutual. All Annuity Options are fixed and the annuity payments remain constant throughout the Annuity Period. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1, 2, and 3, the rates will vary based on the Age and sex of the Annuitant, except that unisex rates are available where required by law. In the case of Options 4 and 5, as described below, Age and sex are not considerations. The annuity rates are based upon an assumed interest rate of 4%, compounded annually. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option. For non-qualified Contracts and Contracts used in connection with a Qualified Plan under Section 408 of the Internal Revenue Code, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months under Option 1 or, if a non-qualified Contract and Joint Annuitants are named, a joint and 50% last survivor annuity under Option 3. For a Contract used in connection with a Qualified Plan under
Section 401 of the Internal Revenue Code, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months under Option 1, or, for a married Annuitant, a joint and 50% survivor annuity as described in Option 2 below.

  Annuity payments can be made on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50. If the frequency of payments selected would result in payments of less than $50,

Pacific Mutual reserves the right to change the frequency. Pacific Mutual also reserves the right to pay the Contract proceeds in a lump sum if the proceeds are less than $10,000. Once annuity payments have commenced, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump sum settlement in lieu thereof.

  An Owner may, during the lifetime of the Annuitant, designate or change an Annuity Start Date, Annuity Option, and Contingent Annuitant, provided Pacific Mutual receives proper written notice at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be after the date the written notice is received at Pacific Mutual.

  The Contract contains annuity tables for each Annuity Option described below. The tables show the dollar amount of periodic annuity payments for each $1,000 applied to an Annuity Option. Pacific Mutual reserves the right to offer variable annuity options in the future.

ANNUITY OPTIONS

 Option 1--Life Income with Guaranteed Payment of 10 or 20 Years

  Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be ten or twenty years, as elected, annuity payments will be continued during the remainder of such period to the Beneficiary.

 Option 2--Joint and Survivor

  Periodic annuity payments will be made during the lifetime of the primary Annuitant and, after the death of the primary Annuitant, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such payments will be paid to the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

 Option 3--Joint and Last Survivor

  Periodic annuity payments will be made while both the Annuitants are living, and, after the death of either of the Annuitants, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such payments will be paid to the surviving Annuitant for so long as he or she lives. AS IN THE CASE OF OPTION 2, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

 Option 4--Fixed Payments for Specified Period

  Periodic annuity payments will be made for a fixed period, which may be from three to thirty years, as elected, with the guarantee that, if, at the death of the Annuitant, payments have been made for less than the selected fixed period, the discounted value, based on the interest rate that Pacific Mutual uses to determine the amount of each payment (which will be at least 4%), of the remaining unpaid payments will be paid to the Beneficiary, if living, otherwise to the Annuitant's estate.

 Option 5--Fixed Payments of a Specified Amount

  Periodic payments of the amount elected will be made until the amount applied and interest thereon are exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the discounted value, based on the interest rate that Pacific Mutual uses to determine the amount of each payment (which will be at least 4%), of the remaining unpaid payments will be paid to the Beneficiary, if living, otherwise to the Annuitant's estate.

SELECTION OF AN OPTION

  Contract Owners should carefully review the Annuity Options with their financial or tax advisers, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. For Non-Qualified Plans, annuity payments must begin no later than the first day of the month following the Annuitant's 95th birthday. Under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, the period elected for receipt of annuity payments under Annuity Options 1 and 4 generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. Under Options 2 and 3, if the secondary or other Annuitant is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified above may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under
Section 403(b) with respect to amounts that accrued after December 31, 1986.

                               THE FIXED ACCOUNT

  Contract Owners may allocate all or a portion of their premium payments and transfer Accumulated Value to the Fixed Account. Amounts allocated to the Fixed Account become part of Pacific Mutual's General Account, which supports Pacific Mutual's insurance and annuity obligations. The General Account is subject to regulation and supervision by the California Department of Insurance as well as the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Pacific Mutual has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract".

  Amounts allocated to the Fixed Account become part of the General Account of Pacific Mutual, which consists of all assets owned by Pacific Mutual other than those in the Separate Account and other separate accounts of Pacific Mutual. Subject to applicable law, Pacific Mutual has sole discretion over the investment of the assets of its General Account.

INTEREST

  Amounts allocated to the Fixed Account earn interest at a fixed rate or rates that are paid by Pacific Mutual. The Accumulated Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least 0.3273% per month, compounded monthly, which is equivalent to an annual effective rate of 4% per year, and which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, Pacific Mutual may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. Pacific Mutual will determine the Current Rate, if any, from time to time. If Pacific Mutual determines a Current Rate that exceeds the Guaranteed Rate, premiums or transfers allocated or made to the Fixed Account during the time the Current Rate is in effect are guaranteed to earn interest at that particular Current Rate until the next Contract Anniversary. Upon the Contract Anniversary, a Current Rate or Rates may be paid that would remain in effect until the next succeeding Contract Anniversary.

  Accumulated Value that was allocated or transferred to the Fixed Account during one Contract Year may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account in another Contract Year. Therefore, at any given time, various portions of a Contract Owner's Accumulated Value allocated to the Fixed Account may be earning interest at different Current Rates, depending upon the Contract Year during which such portions were originally allocated or transferred to the Fixed Account. Pacific Mutual bears the investment risk for the Accumulated Value allocated to the Fixed Account and for paying interest at the Guaranteed or Current Rates, as applicable, on amounts allocated to the Fixed Account.

  For purposes of determining the interest rates to be credited on remaining Accumulated Value in the Fixed Account, withdrawals, loans, or transfers from the Fixed Account will be deemed to be taken from premiums or transfers in the order in which they were credited to the Fixed Account, and interest attributable to each such premium or transfer shall be deemed taken before the amount of each premium or transfer.

BAIL OUT PROVISION

  The first time that the interest rate paid on any portion of a Contract Owner's Accumulated Value allocated to the Fixed Account falls 1% or more below the initial Current Rate credited to the premium or transfer from which that portion of Accumulated Value is derived, the limitations on transfers from the Fixed Account to the Variable Accounts will be waived for 60 days with respect to that portion of Accumulated Value in the Fixed Account.

DEATH BENEFIT

  The death benefit under the Contract will be determined in the same fashion for a Contract that has Accumulated Value in the Fixed Account as for a Contract that has Accumulated Value allocated to the Variable Accounts. See "Death Benefit".

CONTRACT CHARGES

  The contingent deferred sales charge, the administrative charge, the maintenance fee, and premium taxes will be the same for Contract Owners who allocate premium payments or transfer Accumulated Value to the Fixed Account as for those who allocate premium payments to the Variable Accounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that Pacific Mutual pays for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Fund will not be paid directly or indirectly by Contract Owners to the extent the Accumulated Value is allocated to the Fixed Account; however, such Contract Owners will not participate in the investment experience of the Variable Accounts.

TRANSFERS AND WITHDRAWALS

  Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts after the Free-Look Period, subject to the following limitations. The Contract Owner may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period except as provided under the Dollar Cost Averaging Option. The Growth Variable Account is not available to Owners of Contracts issued on or after January 1, 1994. Further, if a Contract Owner has $1,000 or more in the Fixed Account, the Contract Owner may not transfer more than 20% of such amount to the Variable Accounts in any 12-month period except as provided under Dollar Cost Averaging. Currently there is no charge imposed upon transfers; however, Pacific Mutual reserves the right to assess a $10 transfer fee in the future on the thirteenth and any subsequent transfer made during a Contract Year and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer. See "Transfer of Accumulated Value".

  The Contract Owner may also make full and partial withdrawals to the same extent as a Contract Owner who has allocated Accumulated Value to the Variable Accounts. See "Full and Partial Withdrawals". In addition, to the same extent as Contract Owners with Accumulated Value in the Variable Accounts, the Owner of a Contract used in connection with a Qualified Plan under Section 401 and 403(b) of the Internal Revenue Code may obtain a loan. See "Loans".

PAYMENTS FROM THE FIXED ACCOUNT

  Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a written request in proper form is received by Pacific Mutual. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account. However, payment of any amounts will not be deferred if they are to be used to pay premiums on any policies or contracts issued by Pacific Mutual.

                            MORE ABOUT THE CONTRACT

OWNERSHIP

  The Contract Owner is the individual named as such in the application or in any later change shown in Pacific Mutual's records. While the Annuitant is living, the Contract Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or Pacific Mutual allows.

  Joint Owners. Joint Owners are permitted only for Contracts issued in connection with Non-Qualified Plans. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

  Contingent Owner. A Contingent Owner, if named in the application, succeeds to the rights of Owner if the Owner dies before the Annuitant during the Accumulation Period.

DESIGNATION AND CHANGE OF BENEFICIARY

  The Beneficiary is the individual named as such in the application or any later change shown in Pacific Mutual's records. The Contract Owner may change the Beneficiary at any time during the life of the Annuitant while the Contract is in force by written request to Pacific Mutual. The change will not be binding on Pacific Mutual until it is received and recorded. The change will be effective as of the date the notice is properly signed subject to any payments made or other actions taken by Pacific Mutual before the properly signed notice is received and recorded. A Contingent Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

  Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions on the beneficiary designation.

PAYMENTS FROM THE SEPARATE ACCOUNT

  Pacific Mutual ordinarily will pay any full or partial withdrawal benefit or death benefit proceeds from Accumulated Value allocated to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days from the Valuation Date on which a proper request is received at Pacific Mutual or, if sooner, other period required by law. However, Pacific Mutual can postpone the calculation or payment of such a payment or transfer of amounts from the Variable Accounts to the extent permitted under applicable law, which is currently permissible only for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC, (c) during which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
(d) for such other periods as the SEC may by order permit for the protection of investors.

PROOF OF AGE AND SURVIVAL

  Pacific Mutual may require proof of age or survival of any person on whose life annuity payments depend.

LOANS

  An Owner of a Contract issued in connection with a retirement plan that is qualified under Section 401 or 403(b) of the Internal Revenue Code (but not
Section 408) may request a loan, provided that loans are permitted by the Participant's Plan, from Pacific Mutual using his or her Accumulated Value as the only security for the loan by submitting a proper written request to Pacific Mutual. No other Contract Owners may borrow against the Contract. A loan may be taken by eligible Contract Owners after the first Contract Year while the Annuitant is living and before the Annuity Start Date. The minimum loan that can be taken at any time is $1,000. For Contracts with Accumulated Value of $20,000 or less, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is 50% of the Contract Owner's Accumulated Value. For Contracts with Accumulated Value over $20,000, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of (1) $50,000 reduced by the excess of (a) the highest outstanding loan balance within the preceding 12 month period ending on the date the loan is made over (b) the outstanding loan balance on the date the loan is made or (2) 50% of the Contract Owner's Accumulated Value. Reference should be made to the terms of the particular Qualified Plan for any additional loan restrictions.

  When an eligible Contract Owner takes a loan, an amount equal to the loan is transferred out of the Contract Owner's Accumulated Value in the Variable Accounts and the Fixed Account into an account called the "Loan Account" to secure the loan. Unless otherwise requested by the Contract Owner, loan amounts will be deducted from the Variable Accounts and the Fixed Account in the proportion that each bears to the Accumulated Value less Contract Debt. Subject to any necessary approval of state insurance authorities, any payment received by Pacific Mutual while a loan is outstanding will be considered a premium payment unless the Contract Owner indicates that it is a loan repayment.

  Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. Subject to state insurance authorities, the loan interest rate will be set at the time loan is made and will be equal to the higher of Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc., or its successor, for the most recently available calendar month, or 5%. The loan interest rate charged on any outstanding loan balance will be determined at the time the loan is taken.

  In the event that the Moody's Corporate Bond Yield Average-Monthly Average Corporates is no longer published, Pacific Mutual will use a substantially similar average as established by regulation within the state in which the Contract is delivered. Pacific Mutual will credit interest monthly on amounts held in the Loan Account to secure the loan at a rate equal to the loan interest rate charged minus 1.75%. Interest on a loan is accrued daily.

  Loans must be repaid within five years (30 years if the Owner certifies to Pacific Mutual that the loan is to be used to acquire a principal residence for the Annuitant) and before the Annuity Start Date. Loan repayments must be made quarterly. Loans not repaid within the required time periods will be subject to taxation as distributions from the Contract. Loans may be prepaid at any time before the Annuity Start Date. Subject to any necessary approval of state insurance authorities, repayments of loan principal plus accrued interest will be due quarterly on the date corresponding to your quarterly loan anniversary, beginning with the first such date following the effective date of the loan.

  If the repayment is not made when due, interest will continue to accrue and we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. The Contract Owner will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required payment. If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest will be withdrawn from the Contract Value, if amounts under the Contract are eligible for distribution. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest will be withdrawn when such values become eligible (a "Deemed Distribution"). In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, will be subject to the mandatory 20% federal withholding and may be subject to the early withdrawal tax penalty.

  If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest.

  Any amounts withdrawn and applied as repayment of loan principle will be withdrawn from the Loan Account. Any amounts withdrawn and applied as repayment of interest due will be withdrawn from your Fixed and Variable Accounts on a proportionate basis relative to the Accumulated Value in each account.

  Adverse tax consequences may result if you fail to meet the repayments requirements for your loan. The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances of each Contract, WE ADVISE THAT THE CONTRACT OWNER CONSULT WITH A QUALIFIED TAX ADVISER BEFORE EXERCISING THE LOAN PROVISIONS OF THE CONTRACT.

  If a repayment in excess of the quarterly amount due is received by Pacific Mutual, we reserve the right to refund such excess unless the loan is paid in full. Payments received by Pacific Mutual which are less than the quarterly amount due will be returned to the Contract Owner, unless otherwise approved by state insurance authorities.

  Prepayment of the entire outstanding Contract Debt may be made. At the time of the prepayment, the Contract Owner will be billed for any interest due and unpaid. The loan will be considered paid when the interest due is also paid.

  Unless otherwise requested by a Contract Owner, a loan repayment will be transferred into the Variable Accounts and Fixed Account in accordance with the most recent premium allocation instructions. In addition, on each Contract Anniversary, any interest earned on the loan balance held in the Loan Account will be transferred to each of the Variable Accounts and Fixed Account in accordance with the Contract Owner's most recent premium allocation instructions.

  While the amount to secure the loan is held in the Loan Account, the Contract Owner forgoes the investment experience of the Variable Accounts and the Current Rate of interest of the Fixed Account on the loaned amount. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal of the Contract proceeds, upon payment of the death benefit or upon the Owner's exercise of the Free-Look Right.

  Pacific Mutual reserves the right to change the loan provisions of the Contract to comply with the Internal Revenue Code and the rules and regulations thereunder.

RESTRICTION ON WITHDRAWALS FROM 403(B) PROGRAMS

  Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b) that apply to tax years beginning on or after January 1, 1989.

  Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee reaches age 59 1/2, separates from service, dies, becomes disabled, or incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, or paying certain tuition expenses, that may only be met by the distribution.

  An Owner of a Contract purchased as a tax-sheltered Section 403(b) annuity contract will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) Program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Full Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an Employer's Section 403(b) arrangement.

  Pursuant to Revenue Ruling 90-24, a direct transfer between issuers of an amount representing all or part of an individual's interest in a Section 403(b) annuity or custodial account is not a distribution subject to tax or to premature distribution penalty, provided the funds transferred continue after the transfer to be subject to distribution requirements at least as strict as those applicable to them before the transfer.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

  Title 8, Section 830.105 of the Texas Government Code restricts withdrawal of contributions and earnings in a variable annuity contract in the Texas Optional Retirement Program (ORP) prior to (1) termination of employment in all Texas public institutions of higher education, (2) retirement, (3) death, or (4) the participant's attainment of age 70 1/2. A participant in the Texas ORP will not, therefore, be entitled to make full or partial withdrawals under a Contract unless one of the foregoing conditions has been satisfied. Appropriate certification must be submitted to redeem the participant's account. Restrictions on withdrawal do not apply to transfers of values from one annuity contract to another during participation in the Texas ORP. Loans are not available in the Texas ORP.

                              FEDERAL TAX MATTERS

INTRODUCTION

  The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee may depend on Pacific Mutual's tax status, on the type of retirement plan, if any, for which the Contract is purchased, and upon the tax and employment status of the individuals concerned. The discussion contained herein and in the Statement of Additional Information is general in nature. It is based upon Pacific Mutual's understanding of the present Federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, any person contemplating the purchase of a Contract, contemplating selection of an Annuity Option under a Contract, or receiving annuity payments under a Contract should consult a qualified tax adviser. PACIFIC MUTUAL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX STATUS OF PACIFIC MUTUAL AND THE SEPARATE ACCOUNT

 General

  Pacific Mutual is taxed as a life insurance company under Part I, Subchapter L of the Code. Because the Separate Account is not taxed as a separate entity and its operations form a part of Pacific Mutual, Pacific Mutual will be responsible for any Federal income taxes that become payable with respect to the income of the Separate Account. However, each Variable Account will bear its allocable share of such liabilities. Under current law, no item of dividend income, interest income, or realized capital gain of the Variable Accounts will be taxed to Pacific Mutual to the extent it is applied to increase reserves under the Contracts.

  Under the principles set forth in IRS Revenue Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Pacific Mutual believes that Pacific Mutual will be treated as the owner of the assets in the Separate Account for Federal income tax purposes.

  The Separate Account will invest its assets in a mutual fund that is intended to qualify as a regulated investment company under Part I, Subchapter M of the Code. If the requirements of the Code are met, the Fund will not be taxed on amounts distributed on a timely basis to the Separate Account.

 Diversification Standards

  Each Portfolio of the Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. For details on these diversification requirements, see "What is the Federal Income Tax Status of the Fund" in the Fund's prospectus.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e., the Contract Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Contract Owner has additional flexibility in allocating premium payments and Contract Values. These differences could result in a Contract Owner being treated as the owner of the Contract's pro rata portion of the assets of the Separate Account. In addition, Pacific Mutual does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Pacific Mutual therefore reserves the right to modify the Contract, as deemed appropriate by Pacific Mutual, to attempt to prevent a Contract Owner from being considered the owner of the Contract's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolio will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio's investment objective or investment policies.

TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS

  Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" on page 36 and "Diversification Standards" above.

  1. Surrenders or Withdrawals Prior to the Annuity Start Date

  Code Section 72 provides that amounts received upon a total or partial surrender or withdrawal from a contract prior to the annuity start date generally will be treated as gross income to the extent that the cash value of the contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of premiums paid under a contract less any distributions received previously under the contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a contract. Similarly, loans under a contract generally are treated as distributions under the contract. These rules do not apply to amounts received under Qualified Plans pursuant to Section 401 of the Code.

  2. Surrenders or Withdrawals on or after the Annuity Start Date

  Upon receipt of a lump sum payment or an annuity payment under an annuity contract, the receipt is taxed if the cash value of the contract exceeds the investment in the contract. Ordinarily, the taxable portion of such payments will be taxed at ordinary income tax rates.

  For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. That remaining portion of each payment is taxed at ordinary income rates. Once the excludable portion of annuity payments to date equals the investment in the contract, the balance of the annuity payments will be fully taxable.

  Withholding of Federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies Pacific Mutual of that election.

  3. Penalty Tax on Certain Surrenders and Withdrawals

  With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract, or
(vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

  If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS

  1. Distribution-at-Death Rules

  In order to be treated as an annuity contract, a contract issued on or after January 19, 1985 must provide the following two distribution rules: (a) if the owner dies on or after the annuity start date, and before the entire interest in the contract has been distributed, the remainder of his interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if the owner dies before the annuity start date, the entire interest in the contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the designated beneficiary is the spouse of the owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner. Designation of a beneficiary who is either 37 1/2 years younger than the contract owner or a grandchild of the contract owner may have Generation Skipping Transfer Tax consequences under Section 2601 of the Code.

  For purposes of determining how generally distributions must begin under the foregoing rules, where the owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. In the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining how generally distributions must commence, unless the sole surviving owner is the deceased owner's spouse.

  2. Gift of Annuity Contracts

  Generally, gifts of non-tax qualified contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

  3. Contracts Owned by Non-Natural Persons

  For contributions to annuity contracts after February 28, 1986, if the contract is held by a non-natural person (for example, a corporation) the income on that contract (generally the net surrender value less the premium payments) is includable in taxable income each year. The rule does not apply where the contract is acquired by the estate of a decedent, where the contract is held by certain types of retirement plans, where the contract is a qualified funding asset for structured settlements, where the contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of a so-called immediate annuity. Code Section 457 (deferred compensation) plans for employees of state and local governments and tax-exempt organizations are not within the purview of the exceptions.

  4. Multiple Contract Rule

  For contracts entered into on or after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's annuity start date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

  In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this new rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the annuity start date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

QUALIFIED PLANS

  The Contract may be used with several types of Qualified Plans. Keoghs, individual retirement annuities, Section 403(b) tax sheltered annuities,
Section 457 plans, and pension and profit sharing plans (including Keoghs) will be treated, for purposes of this discussion, as Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Contract Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, Pacific Mutual may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Retirement Equity Act (REA). Consequently, a Contract Owner's Beneficiary designation or elected payment option may not be enforceable.

  The following are brief descriptions of the various types of Qualified Plans for which the Contract is available:

  1. Individual Retirement Annuities

  Code Section 408 permits eligible individuals to contribute to an individual retirement program known as an "IRA." These IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distribution from certain other types of Qualified Plans may be placed on a tax-deferred basis into an IRA.

  2. Tax-Sheltered Annuities

  Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These eligible employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

  3. 401(k) Plans; Pension and Profit Sharing Plans

  Code Sections 401(a) and 401(k) permit employers to establish various types of deferred compensation plans for employees. Such retirement plans may permit the purchase of Contracts to provide benefits thereunder. Contributions to these plans are subject to limitations.

  4. Government Plans

  Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to limitations.

  Distributions from Qualified Plans are subject to certain restrictions. A 10% penalty tax is imposed on the amount includable in gross income from distributions from Qualified Plans (other than Section 457 plans) before the participant reaches age 59 1/2 and that are not made on account of death or disability with certain exceptions. These exceptions include distributions:
(1) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and a designated beneficiary; and (for other than IRA distributions) (2) made to an employee after termination of employment after reaching age 55; or (3) made to pay for certain medical expenses. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which the participant reaches age 70 1/2. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Distributions to a participant from all Qualified Plans (other than Section 457 plans) in a calendar year that exceed a specific limit under the Code are generally subject to a 15% penalty tax (in addition to any ordinary income tax) on the excess portion of the distributions.

  Distributions from a Qualified Plan (not including an individual retirement annuity subject to Code Section 408) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan or an IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

  The above description of the Federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contract Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

CHARGE FOR PACIFIC MUTUAL INCOME TAXES

  A charge may be made for any federal taxes incurred by Pacific Mutual that are attributable to the Variable Accounts or to the operations of Pacific Mutual with respect to the Contracts or attributable to payment or premiums or acquisition costs under the Contracts. Pacific Mutual will review the question of a charge to the Variable Accounts or the Contracts for Pacific Mutual's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of Pacific Mutual or of income and expenses under the Contracts is ultimately determined to be other than what Pacific Mutual currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in Pacific Mutual's tax status.

  Under current laws, Pacific Mutual may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, Pacific Mutual reserves the right to charge the Variable Accounts for such taxes, if any, attributable to the Variable Accounts.

                               OTHER INFORMATION

VOTING OF FUND SHARES

  Pacific Mutual is the legal owner of the shares of the Fund held by the Variable Accounts of the Separate Account. In accordance with its view of present applicable law, Pacific Mutual will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the 1940 Act. Pacific Mutual will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result Pacific Mutual determines that it is permitted to vote the shares of the Fund in its own right, it may elect to do so.

  The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of Fund shares of a particular Portfolio as to which voting instructions may be given to Pacific Mutual is determined by dividing a Contract Owner's Accumulated Value in a Variable Account on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, Pacific Mutual reserves the right to determine in a different fashion the voting rights attributable to the shares of the Fund. Voting instructions may be cast in person or by proxy.

  Voting rights attributable to the Contract Owner's Accumulated Value in a Variable Account for which no timely voting instructions are received will be voted by Pacific Mutual in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Variable Account. Pacific Mutual will also exercise the voting rights from assets in each Variable Account that are not otherwise attributable to Contract Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Variable Account. If we hold shares of a Portfolio in our General Account, and/or if any of our non-insurance subsidiaries hold shares of a Portfolio, such shares will be voted in the same proportion as votes cast by the Separate Account and other separate accounts of Pacific Mutual, in the aggregate.

SUBSTITUTION OF INVESTMENTS

  Pacific Mutual reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of Pacific Mutual's management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Contract, Pacific Mutual may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Pacific Mutual may also purchase, through the Variable Account, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

  In connection with a substitution of any shares attributable to an Owner's interest in a Variable Account or the Separate Account, Pacific Mutual will provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators, to the extent required under applicable law.

  Pacific Mutual also reserves the right to establish additional Variable Accounts of the Separate Account that would invest in a new Portfolio of the Fund or in shares of another investment company, a portfolio thereof, or other suitable investment vehicle. New Variable Accounts may be established in the sole discretion of Pacific Mutual, and any new Variable Account will be made available to existing Owners on a basis to be determined by Pacific Mutual. Pacific Mutual may also eliminate or combine one or more Variable Accounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

  Subject to compliance with applicable law, Pacific Mutual may transfer assets to the General Account. Pacific Mutual also reserves the right, subject to any required regulatory approvals, to transfer assets of any Variable Account of the Separate Account to another separate account or Variable Account.

  In the event of any such substitution or change, Pacific Mutual may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by Pacific Mutual to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of Pacific Mutual or an affiliate thereof. Subject to compliance with applicable law, Pacific Mutual also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

  Pacific Mutual reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any Federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. Pacific Mutual also reserves the right to limit the amount and frequency of subsequent premium payments.

REPORTS TO OWNERS

  A statement will be sent quarterly to each Contract Owner setting forth a summary of the transactions that occurred during the quarter, and indicating the Accumulated Value, Full Withdrawal Value, and any Contract Debt as of the end of each quarter. In addition, the statement will indicate the allocation of Accumulated Value among the Fixed Account and the Variable Accounts and any other information required by law. Confirmations will also be sent out upon premium payments, transfers, loans, loan repayments, and full and partial withdrawals.

  Each Contract Owner will also receive an Annual and a Semi-annual report containing financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the 1940 Act, and/or such other reports as may be required by Federal securities laws.

TELEPHONE TRANSFER PRIVILEGES

  A Contract Owner may request a transfer of Accumulated Value by telephone if an authorization for telephone requests ("telephone authorization") is on file at Pacific Mutual. All or part of any telephone conversation with respect to transfer instructions may be recorded by Pacific Mutual. Telephone instructions received by Pacific Mutual by 1:00 P.M. Pacific time, or the close of the New York Stock Exchange, if earlier, on any Valuation Date will be effected as of the end of that Valuation Date in accordance with the Owner's instructions, (presuming that the Free-Look Period has expired). Pacific Mutual reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Contract Owners might not be able to request transfers by telephone and would have to submit written requests.

  Pacific Mutual has established procedures to confirm that instructions communicated by telephone are genuine. Under the procedures, any person requesting a transfer by telephone must provide certain personal identification as requested by Pacific Mutual, and Pacific Mutual will send a written confirmation of all transfers requested by telephone within 7 days of the transfer. Upon request in writing for telephone authorization, a Contract Owner authorizes Pacific Mutual to accept and act upon telephonic instructions for transfers involving the Contract Owner's Contract, and agrees that neither Pacific Mutual, any of its affiliates, nor Pacific Select Fund, nor any of the directors, trustees, officers, employees or agents, will be liable for any loss, damages, cost, or expense (including attorneys fees) arising out of any requests effected in accordance with the telephone authorization and believed by Pacific Mutual to be genuine, provided that Pacific Mutual has complied with its procedures. As a result of this policy on telephone requests, the Contract Owner will bear the risk of loss arising from the telephone transfer privileges.

LEGAL PROCEEDINGS

  There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

  Legal matters in connection with the issue and sale of the Contracts described in this Prospectus, Pacific Mutual's authority to issue the Contracts under California law, and the validity of the forms of the Contracts under California law have been passed upon by David R. Carmichael, Esq., Senior Vice President and General Counsel of Pacific Mutual.

  Legal matters relating to the Federal securities and Federal income tax laws have been passed upon by Dechert Price & Rhoads, Washington, D.C.

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts of the Separate Account, including the yield and effective yield of the Variable Account investing in the Fund's Money Market Portfolio ("Money Market Variable Account"), the yield of the remaining Variable Accounts, and the total return of all Variable Accounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

  Quotations of average annual total return for any Variable Account will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Variable Account), and will reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Quotations of total return may simultaneously be shown that do not take into account certain contractual charges such as the contingent deferred sales charge, the administrative charge, and the maintenance fee.

  Performance information for Variable Accounts may also be advertised based on the historical performance of the Fund Portfolio underlying the Variable Account for periods beginning prior to the date each Variable Account commenced operations. Any such performance calculation will be based on the assumption that the Variable Account corresponding to the applicable Fund Portfolio was in existence throughout the stated period and that the contractual charges and expenses of the Variable Account during that period were equal to those currently assessed under the Contract.

  Performance information for any Variable Account reflects only the performance of a hypothetical Contract under which Accumulated Value is allocated to a Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return and of the usage of performance and other related information for the Variable Accounts, see the Statement of Additional Information.

                            ADDITIONAL INFORMATION

REGISTRATION STATEMENT

  A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

FINANCIAL STATEMENTS

  Financial statements of the Separate Account as of and for the periods ended December 31, 1995 and 1994, including the notes thereto, are incorporated by reference in the Statement of Additional Information from the Annual Report of the Separate Account dated as of December 31, 1995. Financial statements of Pacific Mutual as of and for the years ended December 31, 1995 and 1994, are contained in the SAI.

                      STATEMENT OF ADDITIONAL INFORMATION

  The Statement of Additional Information contains more specific information and financial statements relating to Pacific Mutual. The Table of Contents of the Statement of Additional Information is set forth below:

                               TABLE OF CONTENTS

   GENERAL INFORMATION AND HISTORY..........................................   1
     Dollar Cost Averaging..................................................   1
     Portfolio Rebalancing Option...........................................   2
     Safekeeping of Assets..................................................   2
     Participating..........................................................   2
     Misstatements..........................................................   2
   DISTRIBUTION OF THE CONTRACT.............................................   2
   INDEPENDENT ACCOUNTANTS..................................................   3
   PERFORMANCE INFORMATION..................................................   3
   TAX DEFERRED ACCUMULATION................................................   5
   FINANCIAL STATEMENTS.....................................................   7

                                   APPENDIX

                 EXAMPLES OF CONTINGENT DEFERRED SALES CHARGE

  The following examples illustrate the operation of the contingent deferred sales charge.

EXAMPLE 1:

  A Contract Owner makes a single premium payment of $10,000 in the first Contract Year and the Contract's Accumulated Value grows to $15,000 in the fifth Contract Year. A partial withdrawal of $11,000 is requested at that time and no prior withdrawals have been made.

     BASIS OF CHARGE   RATE OF CHARGE                    EXPLANATION
     ---------------   --------------                    -----------
         $1,000              0%       10% free withdrawal amount on premium Age 5--No
                                       charge imposed.
          9,000              3%       Applied against remaining premium Age 5.
          1,000              0%       No charge imposed on an amount in excess of
                                       aggregate premiums received in last 5 Contract
                                       Years.

  The contingent deferred sales charge would be $270.

EXAMPLE 2:

  A Contract Owner makes an initial premium payment of $5,000 in the first Contract Year, and subsequent premium payments of $2,000 in the second, third, and fourth Contract Years for total premiums of $11,000, and the Contract's Accumulated Value has grown to $17,000 in the sixth Contract Year. A withdrawal of $12,000 is requested in the sixth Contract Year and no prior withdrawals have been made.

     BASIS OF CHARGE   RATE OF CHARGE                    EXPLANATION
     ---------------   --------------                    -----------
         $5,000              0%       Applied against premiums Age 6--No charge
                                       imposed.
            600              0%       10% free withdrawal amount applied against
                                       premium Age 5.
          1,400              3%       Applied against remaining premium Age 5.
          2,000              4%       Applied against premium Age 4.
          2,000              5%       Applied against premium Age 3.
          1,000              0%       No charge imposed on an amount in excess of
                                       aggregate premium received in last 5 Contract
                                       Years.

  The contingent deferred sales charge would be $222.

EXAMPLE 3:

  A Contract Owner makes a single premium payment of $12,000 and has received four quarterly scheduled withdrawals of $200 in the second Contract Year. An unscheduled partial withdrawal was also made of $500 after the third scheduled withdrawal.

     BASIS OF CHARGE   RATE OF CHARGE                    EXPLANATION
     ---------------   --------------                    -----------
          $200                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           200                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           200                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           500                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           100                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           100                6%      Applied against premium Age 2.

  The contingent deferred sales charge would be $6.

  To receive a current copy of the Pacific Select Variable Annuity Statement of Additional Information without charge, complete the following and send it to:

Pacific Mutual Life Insurance Company
Variable Annuities
Post Office Box 7187
Pasadena, CA 91109-7187

Name __________________________

Address _______________________

City___________________________     State____________________ Zip ___________

                   [LOGO OF PACIFIC SELECT VARIABLE ANNUITY]

               Issued By:                        Principal Underwriter:


 Pacific Mutual Life Insurance Company      Pacific Mutual Distributors, Inc.
        700 Newport Center Drive                    Member: NASD/SIPC
             P.O. Box 9000                      700 Newport Center Drive
    Newport Beach, California 92660                  P.O. Box 9000
                                             Newport Beach, California 92660



Prospectus dated April 1, 1996

                      STATEMENT OF ADDITIONAL INFORMATION

                        PACIFIC SELECT VARIABLE ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION

                           DATE: APRIL 1, 1996

                               ----------------

               INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ACCUMULATION
                           DEFERRED ANNUITY CONTRACT

                               ----------------

                                   ISSUED BY
                     PACIFIC MUTUAL LIFE INSURANCE COMPANY
                                1-800-722-2333

                               MAILING ADDRESS:
                          VARIABLE ANNUITY DEPARTMENT
                                 P.O. BOX 7187
                     NEWPORT BEACH, CALIFORNIA 91109-7187

                               ----------------

  This Statement of Additional Information ("SAI") is intended to supplement the information provided to investors in the Prospectus dated April 1, 1996 of the Pacific Select Variable Annuity Separate Account ("the Separate Account") of Pacific Mutual Life Insurance Company and has been filed with the Securities and Exchange Commission as part of the Separate Account's Registration Statement. This SAI is not itself a prospectus and should be read in conjunction with the current Prospectus for Pacific Select Variable Annuity Separate Account dated April 1, 1996. The Prospectus may be obtained from Pacific Mutual Life Insurance Company.

  The contents of this SAI are incorporated by reference in the Prospectus in their entirety.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION AND HISTORY............................................   1
  Dollar Cost Averaging Option.............................................   1
  Portfolio Rebalancing Option.............................................   2
  Safekeeping of Assets....................................................   2
  Dividends................................................................   2
  Misstatements............................................................   2
DISTRIBUTION OF THE CONTRACT...............................................   2
INDEPENDENT ACCOUNTANTS....................................................   3
PERFORMANCE INFORMATION....................................................   3
TAX DEFERRED ACCUMULATION..................................................   5
FINANCIAL STATEMENTS.......................................................   7

                        GENERAL INFORMATION AND HISTORY

  For a description of the Individual Flexible Premium Variable Accumulation Deferred Annuity Contract (the "Contract"), Pacific Mutual, and the Pacific Select Variable Annuity Separate Account (the "Separate Account"), see the Prospectus. This SAI contains information that supplements the information in the Prospectus. Defined terms used in this SAI have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

DOLLAR COST AVERAGING OPTION

  Pacific Mutual currently offers an option under which Contract Owners may dollar cost average their allocations in the Variable Accounts under the Contract by authorizing Pacific Mutual to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts, subject to the limitation on the Growth Variable Account.

  Contract Owners may authorize Pacific Mutual to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar Cost Averaging allocations may not be made from the Fixed Account and a Variable Account at the same time.

  An Owner may request Dollar Cost Averaging by sending a proper request to Pacific Mutual. The Contract Owner must designate the Variable Account or Fixed Account from which the transfers will be made, the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfers will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

  To elect the Dollar Cost Averaging Option, the Accumulated Value in the Variable Account from which the Dollar Cost Averaging transfers will be made must be at least $5,000. The Dollar Cost Averaging request will not be considered complete until the Contract Owner's Accumulated Value in the Variable Account from which the transfers will be made is at least $5,000. After Pacific Mutual has received a Dollar Cost Averaging request in proper form, Pacific Mutual will transfer Accumulated Value in amounts designated by the Contract Owner from the Variable Account or Fixed Account from which transfers are to be made to the Variable Account or Accounts chosen by the Contract Owner. (The minimum amount or percentages that may be transferred to any one Variable Account is $50). After the Free-Look Period, the first transfer will be effected on the Contract's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by the Contract Owner, coincident with or next following receipt at Pacific Mutual of a Dollar Cost Averaging request in proper form, and subsequent transfers will be effected on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as designated by the Contract Owner until the total amount elected has been transferred, or until Accumulated Value in the Fixed Account or Variable Account from which transfers are made has been depleted. Amounts periodically transferred under this Option will not be subject to any transfer charges that may be imposed by Pacific Mutual in the future, except as may be required by applicable law.

  A Contract Owner may instruct Pacific Mutual at any time to terminate the option by request to Pacific Mutual. In that event, the Accumulated Value in the Variable Account or Fixed Account from which transfers were being made that has not been transferred will remain in that Account unless the Contract Owner instructs otherwise. If a Contract Owner wishes to continue transferring on a Dollar Cost Averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account or Fixed Account has been depleted, or after the Dollar Cost Averaging Option has been cancelled, a new Dollar Cost Averaging request must be sent to Pacific Mutual. The Variable Account from which transfers are to be made must meet the minimum amount of Accumulated Value requirement. Pacific Mutual may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

PORTFOLIO REBALANCING OPTION

  Portfolio rebalancing allows Contract Owners who are not currently Dollar Cost Averaging, to maintain the percentage of Accumulated Value allocated to each Variable Investment Option at a pre-set level during the Accumulation Period. For example, a Contract Owner could specify that 30% of the Contract's Accumulated Value be allocated to the Equity Index Variable Account, 40% in the Managed Variable Account, and 30% in the Growth LT Variable Account. Over time, the variations in each Variable Account's investment results will shift this balance of the Owner's Accumulated Value in the Contract. If an Owner elects the portfolio rebalancing feature, we will automatically transfer the Accumulated Value back to the percentages the Owner specified.

  An Owner may request portfolio rebalancing by sending a proper written request to Pacific Mutual during the Accumulation Period. The Contract Owner must designate the percentages to allocate to each Variable Account and the desired frequency of rebalancing, which may be on a quarterly, semi-annual or annual basis. An Owner may specify a date for the first rebalance, or we will treat the request as if the Owner selected the request's effective date. If the Owner specifies a date fewer than 30 days after the Contract Date, the first rebalance will be delayed one month, and if rebalancing was requested on the application with no specific date, rebalancing will occur one period after the Contract Date. A Contract Owner may instruct Pacific Mutual at any time to terminate the portfolio rebalancing option by written request to Pacific Mutual. We may change, terminate or suspend the portfolio rebalancing feature at any time.

SAFEKEEPING OF ASSETS

  Pacific Mutual is responsible for the safekeeping of the assets of the Variable Accounts. These assets are held separate and apart from the assets of Pacific Mutual's general account and its other separate accounts.

DIVIDENDS

  The current dividend scale is zero and Pacific Mutual does not anticipate that dividends will be paid. If any dividend is paid, the Contract Owner may elect to receive the dividend in cash or to add the dividend to the Contract's Accumulated Value. If no election is made by the Contract Owner, the dividend will be added to the Accumulated Value. Pacific Mutual will allocate any dividend to Accumulated Value in accordance with the Owner's most recent premium allocation instructions, unless instructed. The Owner should consult with his or her tax adviser before making an election.

MISSTATEMENTS

  If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by Pacific Mutual under the Contract shall be such as the Accumulated Value would have provided for the correct Age or sex (unless unisex rates apply).

                         DISTRIBUTION OF THE CONTRACT

PACIFIC MUTUAL DISTRIBUTORS, INC.

  Pacific Mutual Distributors, Inc. ("PMD"), formerly Pacific Equities Network, an indirect wholly-owned subsidiary of Pacific Mutual, acts as the principal underwriter of the Contracts and offers the Contracts on a continuous basis. Pacific Mutual and PMD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts.

  Pursuant to its selling agreement with Pacific Mutual, PMD receives compensation in the amount of 6.5% of the aggregate Purchase Payments for distributing the Contracts. Under certain circumstances and in exchange for lower initial commission, certain sellers of Contracts may be paid persistency trail commission which will take into account, among other things, the length of time premium payments have been held under a Contract, and Contract Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Accumulated Value considered in connection with the trail commission.

  In addition, Pacific Mutual may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. The aggregate amount of underwriting commissions paid to PEN for 1995, 1994, and 1993 was $27,712,281, $6,999,408 and $4,870,190, respectively, of which $0 was retained.
Broker-dealers may choose one of two compensation structures for sales of the Contracts or may permit their registered representatives to choose on a Contract-by-Contract basis. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet certain production levels may qualify, under sales incentive programs adopted by Pacific Mutual, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise.

                            INDEPENDENT ACCOUNTANTS

  Deloitte & Touche llp, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent public accountants, perform certain accounting and auditing services for Pacific Mutual and the Separate Account. The financial statements for Pacific Mutual as of and for the periods ended December 31, 1995 and 1994, included in this SAI, and the financial statements for the Separate Account as of and for the periods ended December 31, 1995 and 1994, including the notes thereto, incorporated by reference in this SAI from the Annual Report of the Separate Account, have been audited by Deloitte & Touche LLP to the extent and for the periods indicated in their reports thereon.

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts of the Separate Account, including the yield and effective yield of the Variable Account investing in the Fund's Money Market Portfolio ("Money Market Variable Account"), the yield of the remaining Variable Accounts, and the total return of all Variable Accounts, may appear in advertisements, reports, and promotional literature to current or prospective Owners.

  Current yield for the Money Market Variable Account will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of the Variable Account's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figures carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

  Effective Yield = [(Base Period Return) + 1) 365/7] - 1

  Quotations of yield for the remaining Variable Accounts will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

      YIELD = 2[(a-b + 1) (to the power of 6)] - 1
                 ---
                 cd

  where
      a= net investment income earned during the period by the Portfolio attributable to shares owned by the Variable Account,
      b= expenses accrued for the period (net of reimbursements), c= the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and
      d= the maximum offering price per Accumulation Unit on the last day of the period.

  Quotations of average annual total return for any Variable Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Variable Account), calculated pursuant to the following formula: P(1 + T) (to the power of n) = ERV
(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Performance information for Variable Accounts may also be advertised based on the historical performance of the Fund Portfolio underlying the Variable Account for periods beginning prior to the date each Variable Account commenced operations. Any such performance calculation will be based on the assumption that the Variable Account corresponding to the applicable Fund Portfolio was in existence throughout the stated period and that the contractual charges and expenses of the Variable Account during that period were equal to those currently assessed under the Contract. Quotations of total return may simultaneously be shown for the same or other periods that do not take into account certain contractual charges such as the contingent deferred sales charge, the administrative charge, and the maintenance fee.

  Performance information for a Variable Account may be compared, in reports and promotional literature, to the Standard & Poor's 500 Stock Index ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), the Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Lehman Brothers Government Bond Index, the Salomon Brothers High Yield Bond Indexes, the Morgan Stanley Capital International's EAFE Index or other indices that measure performance of a pertinent group of securities so that investors may compare a Variable Account's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security. Performance information may also be compared to (i) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Performance information for any Variable Account reflects only the performance of a hypothetical Contract under which an Owner's Accumulated Value is allocated to a Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

  Reports and promotional literature may also contain other information including (i) the ranking of any Variable Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred compounding on a Variable Account's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) Pacific Mutual's rating or a rating of Pacific Mutual's claims paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

  The following table presents the annualized total return for each Variable Account, other than the Aggressive Equity and Emerging Markets Variable Accounts, for the year ended December 31, 1995 and for the period from each such Variable Account's commencement of operations through December 31, 1995. The table is based on a Contract for which the average initial premium is approximately $40,000. The Accumulated Value (AV) reflects the deductions for all contractual expenses except the contingent deferred sales charge. The Full Withdrawal Value (FWV) reflects the deduction for all contractual expenses.

ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1995

 ALL NUMBERS ARE EXPRESSED AS A PERCENTAGE

                            1 YEAR     3 YEARS**   5 YEARS**  10 YEARS**  SINCE INCEPTION**
                          ----------- ----------- ----------- ----------- ------------------
VARIABLE ACCOUNTS          AV    FWV   AV    FWV   AV    FWV   AV    FWV     AV      FWV
-----------------         ----- ----- ----- ----- ----- ----- ----- ----- -------- ---------
Money Market 7/24/90*...   4.01 -1.39  2.45  1.00  2.66  2.17                 2.93     2.93
High Yield Bond
 8/16/90*...............  17.16 11.76 10.49  9.25 14.23 13.91                12.26    12.26
Managed Bond 9/5/90*....  17.32 11.92  6.76  5.42  8.58  8.19                 9.16     9.15
Government Securities
 8/22/90*...............  17.09 11.69  6.14  4.79  7.90  7.50                 8.54     8.54
Growth LT 1/4/94*.......  34.79 29.39                                        22.91    20.64
Equity Income 8/16/90*..  29.77 24.37 10.81  9.58 12.92 12.58                11.70    11.70
Multi-Strategy 9/25/90*.  23.44 18.04  8.86  7.58 10.48 10.12                11.21    11.21
Equity 1/4/95*..........  22.12 16.72 10.17  8.92 12.38 12.04 10.87 10.87    12.14    12.14
Bond and Income 1/4/95*.  31.80 26.40 11.88 10.67 12.83 12.49  9.81  9.81    11.75    11.75
Equity Index 2/11/91*...  34.96 29.56 13.15 11.97                            12.08    11.71
International 8/16/90*..   8.94  3.54 12.35 11.15  6.55  6.13                 4.05     4.04
Donoghue MF.............   5.49        4.12        4.55
EAFE....................  11.21       16.69        9.37       13.62
First Boston............  17.38       11.39       18.30
LBG/Bond................  18.33        8.16        9.36        9.38
LBG/C Bond..............  19.24        8.51        9.80        9.65
Russell 2500............  31.70       14.94       20.95       13.17
S & P 500...............  37.58       15.34       16.59       14.88

-------

*  Date Variable Account commenced operations.

** The performance of the Equity Income, Multi-Strategy and International
   Variable Accounts for a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J.P. Morgan Investment Management, Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolio and Templeton Investment Counsel, Inc. became the Portfolio Manager of the International Portfolio; prior to 1/1/94, some of the investment policies of the Equity Income Portfolio and the investment objective of the International Portfolio differed. Performance of the Equity Portfolio and the Bond and Income Portfolio is based in part on the performance of predecessor portfolios of Pacific Corinthian Variable Fund, which began their first full year of operations January 1, 1984 and were acquired by the Fund on December 31, 1994.

                           TAX DEFERRED ACCUMULATION

  In general, individuals who own annuity contracts are not taxed on increases in the value under an annuity contract until some form of distribution is made under the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract versus accumulation from an investment on which gains are taxed on a current basis. The chart portrays accumulation of a $10,000 premium or investment, assuming hypothetical gross annual rates of return of 0%, 4% and 8%, compounded annually, and a tax bracket of 36%. Values for the taxable investment are presented with the assumption that annual taxes are paid from returns of the investment and they do not reflect the deduction of any charges or fees. Values for the variable annuity contract are shown for Accumulated Value, assuming the contract owner does not surrender or make any withdrawals from the contract, and after-tax Full Withdrawal value, assuming that the owner surrenders the contract at the end of the periods shown and pays any withdrawal fee federal income taxes due from the contractual proceeds. The values shown for the variable annuity do not reflect the deduction of contractual expenses, including the Mortality and Expense Risk Charge, Administrative Charge, Maintenance Fee, Transfer Fee, or Premium Tax Charge or the investment advisory fees and operating expenses of the Fund. For a description of the charges and expenses under the Contract, see EXPENSE TABLE and CHARGES AND DEDUCTIONS in the Prospectus. The rates of returns illustrated are hypothetical and are not a guaranty of performance. Tax rates may vary for different taxpayers from the 36% used in the chart, which would result in different values than those shown on the chart and withdrawals and surrenders by Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty.

  The hypothetical rates of return used in the chart are assumptions only, and no implication is intended that the returns are guaranteed in any way or that they represent an average or expected rates of return over the period depicted. The portion of Accumulated Value that exceeds the variable annuity contract owner's investment in the contract is taxed at ordinary income tax rates upon distribution, and a 10% tax penalty may apply to withdrawals by owners who have not yet reached age 59 1/2.

                             POWER OF TAX DEFERRAL

   $10,000 investment at annual rates of 0.00%, 4.00% and 8.00%, taxed @ 36%

                        Taxable       Tax-Deferred
                       Investment      Investment
                       ----------     ------------
10 Years
  0%                   $10,000.00      $10,000.00
  4%                   $12,875.97      $13,073.56
  8%                   $16,476.07      $17,417.12

20 Years
  0%                   $10,000.00      $10,000.00
  4%                   $16,579.07      $17,623.19
  8%                   $27,146.07      $33,430.13

30 Years
  0%                   $10,000.00      $10,000.00
  4%                   $21,347.17      $24,357.74
  8%                   $44,726.05      $68,001.00

                             FINANCIAL STATEMENTS

  The audited financial statements of the Separate Account as of December 31, 1995 and the periods ended December 31, 1995 and 1994, including the notes thereto, are incorporated by reference in this SAI from the Annual Report of the Separate Account dated as of December 31, 1995.

  The financial statements of Pacific Mutual as of and for the years ended December 31, 1995 and 1994 are set forth herein, starting on page 8. The financial statements of Pacific Mutual which are included in this SAI should be considered only as bearing on the ability of Pacific Mutual to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

    INDEPENDENT AUDITORS' REPORT

    Pacific Mutual Life Insurance Company:

    We have audited the accompanying statements of financial position of Pacific Mutual Life Insurance Company as of December 31, 1995 and 1994, and the related statements of operations and surplus, and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of Pacific Mutual Life Insurance Company as of December 31, 1995 and 1994, and the results of its operations and its cash flow for the years then ended, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of California and with generally accepted accounting principles.

    DELOITTE & TOUCHE LLP

    Costa Mesa, California
    February 23, 1996

                     Pacific Mutual Life Insurance Company

                        STATEMENTS OF FINANCIAL POSITION

                                                      December 31,
                                                    1995        1994
------------------------------------------------------------------------
                                                     (In Thousands)
ASSETS
  Bonds                                          $ 6,699,489 $ 6,669,853
  Preferred stocks                                   156,097     132,604
  Common stocks                                       54,504      57,874
  Unconsolidated subsidiaries                        182,040     196,401
  Mortgage loans                                   1,388,743   1,421,182
  Real estate                                        145,178     157,507
  Home office properties                              48,446      51,419
  Policy loans                                     2,700,544   2,312,455
  Cash and short-term investments                    262,527      97,745
  Investment income due and accrued                  135,607     125,534
  Premiums due and uncollected, and other assets     295,159     245,243
  Separate account assets                          5,520,478   3,260,374
------------------------------------------------------------------------
TOTAL ASSETS                                     $17,588,812 $14,728,191
------------------------------------------------------------------------
LIABILITIES AND SURPLUS
Liabilities
  Policy reserves                                $ 7,204,362 $ 6,476,634
  Deposit funds                                    3,262,340   3,298,915
  Other liabilities                                  686,989     885,638
  Asset valuation reserve                            191,392     179,006
  Separate account liabilities                     5,520,478   3,260,374
------------------------------------------------------------------------
Total Liabilities                                 16,865,561  14,100,567
Surplus                                              723,251     627,624
------------------------------------------------------------------------
TOTAL LIABILITIES AND SURPLUS                    $17,588,812 $14,728,191
------------------------------------------------------------------------

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                      STATEMENTS OF OPERATIONS AND SURPLUS

                                                     Years Ended December 31,
                                                         1995         1994
------------------------------------------------------------------------------
                                                          (In Thousands)
REVENUES
  Premiums, annuity considerations and deposit funds   $2,919,920   $2,180,409
  Net investment income                                   945,546      879,116
  Other income                                              5,685        5,073
------------------------------------------------------------------------------
TOTAL REVENUES                                          3,871,151    3,064,598
------------------------------------------------------------------------------
BENEFITS AND EXPENSES
  Current and future policy benefits                    3,371,448    2,659,601
  Operating expenses                                      309,588      249,018
  Premium and other taxes (excluding tax on capital
   gains)                                                  35,168       28,705
  Dividends to policyowners                                16,639       17,162
------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                             3,732,843    2,954,486
------------------------------------------------------------------------------
INCOME BEFORE FEDERAL INCOME TAXES                        138,308      110,112
Federal income taxes                                       59,470       41,510
------------------------------------------------------------------------------
NET GAIN FROM OPERATIONS                                   78,838       68,602
NET REALIZED CAPITAL GAINS                                  6,311       12,424
------------------------------------------------------------------------------
NET INCOME                                             $   85,149   $   81,026
------------------------------------------------------------------------------
SURPLUS
Net income                                             $   85,149   $   81,026
Other surplus transactions, net                            10,478     (36,178)
------------------------------------------------------------------------------
Increase in surplus                                        95,627       44,848
Surplus, beginning of year                                627,624      582,776
------------------------------------------------------------------------------
SURPLUS, END OF YEAR                                   $  723,251   $  627,624
------------------------------------------------------------------------------

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                            STATEMENTS OF CASH FLOW

                                                    Years Ended December 31,
                                                        1995          1994
-------------------------------------------------------------------------------
                                                         (In Thousands)
CASH FLOW FROM OPERATING ACTIVITIES
Receipts
  Premiums, annuity considerations and deposit
   funds                                            $  2,687,698  $  1,687,583
  Net investment income                                  927,918       809,791
  Allowances and reserve adjustments on reinsurance
   ceded                                                 187,380       491,363
  Other                                                   13,885        23,862
Payments
  Policy benefit payments                             (1,677,788)   (1,408,650)
  Net policy loans                                      (388,320)     (352,358)
  Operating expenses                                    (278,138)     (247,437)
  Net transfer to separate accounts                   (1,178,622)     (594,284)
  Premium and other taxes                                (41,116)      (34,795)
  Dividends to policyowners                              (16,715)      (17,319)
  Federal income taxes                                   (35,779)      (23,995)
-------------------------------------------------------------------------------
NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES      $    200,403  $    333,761
-------------------------------------------------------------------------------
CASH FLOW FROM INVESTING ACTIVITIES
Proceeds
  Bonds                                             $  2,496,486  $  2,937,210
  Stocks                                                 208,235       139,785
  Mortgage loans                                         261,514       390,642
  Real estate                                             21,419        20,163
  Other investments                                       49,089        47,132
Payments for the purchase of
  Bonds                                               (2,431,687)   (3,673,859)
  Stocks                                                (222,678)     (126,823)
  Mortgage loans                                        (239,355)     (230,859)
  Real estate                                             (4,716)      (17,466)
  Other investments                                     (124,164)     (114,106)
-------------------------------------------------------------------------------
NET CASH FLOW PROVIDED BY (USED IN)
  INVESTING ACTIVITIES                              $     14,143  $   (628,181)
-------------------------------------------------------------------------------

(Continued)

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                            STATEMENTS OF CASH FLOW

                                                    Years Ended December 31,
(Continued)                                                1995        1994
------------------------------------------------------------------------------
                                                         (In Thousands)
CASH FLOW FROM FINANCING ACTIVITIES
Issuance (repayment) of short-term borrowings       $   (49,764) $     49,764
------------------------------------------------------------------------------
NET CASH FLOW PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                             (49,764)       49,764
------------------------------------------------------------------------------
Increase (decrease) in cash and short-term
 investments                                            164,782      (244,656)
Cash and short-term investments, beginning of year       97,745       342,401
------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR        $   262,527  $     97,745
==============================================================================
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Interest paid                                     $    18,376  $     22,120
==============================================================================

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    DESCRIPTION OF BUSINESS

    Pacific Mutual Life Insurance Company ("Pacific Mutual") was established in 1868 and is organized under the laws of the State of California as a mutual life insurance company. Pacific Mutual conducts business in every state except New York.

    Pacific Mutual, including its subsidiaries and affiliates, has primary business segments which consist of life insurance, annuities, pension products, group employee benefits and investment management and advisory services. These primary business segments provide products for individuals and corporations and offer a range of investment products to institutions and pension plans.

    BASIS OF PRESENTATION

    Pacific Mutual's financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, which are currently considered generally accepted accounting principles ("GAAP") for mutual life insurance companies. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The financial statements of Pacific Mutual are not consolidated with those of its subsidiaries.

    The Financial Accounting Standards Board ("FASB") has issued certain pronouncements effective for 1996 financial statements and thereafter that will no longer allow statutory financial statements of mutual life insurance companies to be described as being prepared in conformity with GAAP.

    Upon the effective date of these pronouncements, in order for their financial statements to be described as being prepared in accordance with GAAP, mutual life insurance companies and their insurance subsidiaries will be required to adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may issue. Pacific Mutual intends to issue 1996 general purpose financial statements reflecting the adoption of all applicable GAAP pronouncements.

    INVESTMENTS

    Bonds qualifying for amortization are carried at amortized cost; all other bonds are carried at prescribed values. Preferred stocks are principally stated at amortized cost. Unaffiliated common stocks are carried at market value. Investments in unconsolidated subsidiaries are reported on the equity method of accounting, except for Pacific Corinthian Life Insurance Company ("PCL") (Note 2) which is carried at cost.

    Mortgage loans and policy loans are stated at unpaid principal balances. Real estate is valued at the lower of depreciated cost or market, less related mortgage debt. Real estate is depreciated using the straight-line method over 30 years.

    Short-term investments generally mature within a year and are carried at amortized cost which approximates estimated fair value.

    The Asset Valuation Reserve ("AVR") is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain invested assets. Changes to the AVR are reported as direct additions or deductions from surplus. The Interest Maintenance Reserve ("IMR"), included in other liabilities on the accompanying statements of financial position, results in the deferral of after-tax realized capital gains and losses attributable to interest rate fluctuations on fixed income investments. These capital gains and losses are amortized into investment income over the remaining life of the investment sold. The IMR was $25.3 million and $13.1 million as of December 31, 1995 and 1994, respectively.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Net realized capital gains and losses are determined on the specific identification method and are presented net of federal capital gains tax of $18.5 million and $(2.3) million and transfers to the IMR of $22.6 million and $(.4) million for the years ended December 31, 1995 and 1994, respectively.

    Derivatives which qualify for hedge accounting are valued consistently with the hedged items. Realized hedged gains and losses on fixed income contracts are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Realized gains and losses on equity securities, which are marked to market, are recognized immediately. Derivatives which do not qualify for hedge accounting are valued at market value through surplus while still held and when realized through income.

    On November 15, 1994, Pacific Financial Asset Management Corporation ("PFAMCo"), a wholly-owned, subsidiary of Pacific Mutual, and five of its subsidiaries (Pacific Investment Management Company and subsidiaries, Parametric Portfolio Associates, Inc., Cadence Capital Management Corporation, NFJ Investment Group, Inc. and Blairlogie Capital Management Limited) entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. Collectively, PFAMCo and various of its subsidiaries beneficially own approximately 42% of the outstanding general and limited partner units of PIMCO Advisors L.P. as of December 31, 1995 and 1994. Net cash distributions received on these units are recorded as income as permitted by the Insurance Department of the State of California.

    On December 21, 1995, Pacific Mutual completed a subsidiary reorganization in which PFAMCo became a direct, wholly-owned subsidiary of Pacific Mutual. Prior to that PFAMCo was a wholly-owned second-tier subsidiary of Pacific Mutual. The intermediate company, Pacific Financial Holding Company ("PFHC") and certain of its assets and liabilities were merged into PFAMCo in connection with this reorganization. The remaining assets were merged into Pacific Mutual which consisted of investments in subsidiaries as follows: Pacific Equities Network, PM Group Life Insurance Company and PFAMCo.

    POLICY RESERVES AND DEPOSIT FUNDS

    Life insurance reserves are valued using the net level premium method, the Commissioners' Reserve Valuation Method, or other modified reserve methods.

    Reserves for individual annuities are maintained principally on the Commissioners' Annuity Reserve Valuation Method. Group annuity contract reserves are valued using the net single premium method.

    The liability for deposit funds, including guaranteed interest contracts, is based primarily upon and is not less than the policyowners' equity in their deposit accounts, including credited interest.

    REVENUES AND EXPENSES

    Premiums are recognized as income over the premium paying period. Deposits made in connection with annuity contracts are recognized as revenue when received. Investment income is recorded as earned.

    Expenses, including policy acquisition costs, such as commissions, and Federal income taxes are charged to operations as incurred.

    DIVIDENDS

    Dividends are provided based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyowners by an independent consulting actuary.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    FEDERAL INCOME TAXES

    Pacific Mutual is taxed as a life insurance company for Federal income tax purposes. Pacific Mutual's income tax return is consolidated with all its includable domestic subsidiaries except PCL. The amount of Federal income tax expense includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Under prescribed statutory accounting practices, deferred tax assets and liabilities are not recorded. The difference between the effective tax rate and the statutory tax rate of 35% for 1995 and 1994 is primarily due to certain policy acquisition costs being deferred and amortized over a ten-year period for tax purposes, reserve differences, non-taxable investment income and the equity tax.

    OTHER SURPLUS TRANSACTIONS

    Other surplus transactions consist primarily of unrealized capital gains and losses, changes in nonadmitted assets, and changes in the AVR.

    SEPARATE ACCOUNTS

    Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account policy owners and contract owners.

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair value of financial instruments disclosed in Notes 3 and 4 have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts Pacific Mutual could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting practices prescribed or permitted by regulatory authorities and generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    RECLASSIFICATIONS

    Certain prior year amounts have been reclassified to conform to the 1995 financial statement presentation.

2.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

    Pursuant to a five-year rehabilitation agreement approved by a California Superior Court and the Insurance Department of the State of California in July 1992, Pacific Mutual, through its wholly-owned subsidiary, PCL, will facilitate the rehabilitation of First Capital Life Insurance Company ("FCL"). In accordance with the rehabilitation agreement, insurance policies of FCL were restructured and assumed by PCL on December 31, 1992.

    The rehabilitation agreement provides for the holders of restructured policies to share in a substantial percentage of the unallocated surplus of PCL at the end of the rehabilitation period. Policyholders have the option to surrender their restructured policies with reduced benefits during this five-year period. During the rehabilitation

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

2.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY (CONTINUED)

    plan period, PCL is prohibited from issuing new insurance policies. At the end of the rehabilitation period, PCL will merge into Pacific Mutual, with Pacific Mutual as the surviving entity. Substantially all of the assets and certain of the liabilities of FCL were assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement.

    In accordance with the rehabilitation agreement, PCL was capitalized by a cash contribution of $8.3 million from Pacific Mutual and a $45 million certificate of contribution provided by a wholly-owned subsidiary of Pacific Mutual for a total of $53.3 million initial capitalization.

    In the event PCL is unable to pay contract benefits, Pacific Mutual is obligated to contribute funds to pay those benefits in accordance with the rehabilitation agreement.

3.  INVESTMENTS IN DEBT SECURITIES

    The statement value, gross unrealized gains and losses and estimated fair value of bonds and redeemable preferred stocks ("debt securities"), including short-term investments, are shown below. The estimated fair value of publicly traded securities was based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. Pacific Mutual also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                  Gross Unrealized   Estimated
                                       Statement  -----------------    Fair
                                         Value     Gains    Losses     Value
                                       ---------------------------------------
                                                    (In Thousands)
     December 31, 1995:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $  147,436 $ 28,214          $   175,650
     Obligations of states, political
      subdivisions and foreign
      governments                         452,273   66,960 $  3,064     516,169
     Corporate securities               3,901,979  442,497   46,539   4,297,937
     Mortgage-backed securities         2,438,052  116,650   10,106   2,544,596
     Redeemable preferred stock            89,191    2,840    2,472      89,559
                                       ----------------------------------------
     Total                             $7,028,931 $657,161 $ 62,181 $ 7,623,911
                                       ----------------------------------------
     December 31, 1994:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $  216,201 $  1,064 $ 37,113 $   180,152
     Obligations of states, political
      subdivisions and foreign
      governments                         321,798    5,371   16,309     310,860
     Corporate securities               3,771,271  104,311  160,712   3,714,870
     Mortgage-backed securities         2,475,472   28,472   81,111   2,422,833
     Redeemable preferred stock            81,026      343    5,031      76,338
                                       ----------------------------------------
     Total                             $6,865,768 $139,561 $300,276  $6,705,053
                                       ----------------------------------------

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

3.  INVESTMENTS IN DEBT SECURITIES (CONTINUED)

    The statement value and estimated fair value of debt securities as of December 31, 1995 by contractual repayment date of principal are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          Estimated
                                              Statement     Fair
                                                Value       Value
                                             -----------------------
                                                 (In Thousands)
     Due in one year or less                 $   445,645 $   449,283
     Due after one year through five years     1,319,487   1,426,373
     Due after five years through ten years    1,409,209   1,542,228
     Due after ten years                       1,416,538   1,661,431
                                             -----------------------
                                               4,590,879   5,079,315
     Mortgage-backed securities                2,438,052   2,544,596
                                             -----------------------
     Total                                   $ 7,028,931 $ 7,623,911
                                             =======================

    Proceeds from sales of investments in debt securities were $1.4 billion and $1.5 billion for the years ended December 31, 1995 and 1994, respectively. In 1995 and 1994, gross gains of $36 million and $30 million and gross losses of $14 million and $43 million, respectively, were realized on those sales.

4.  FINANCIAL INSTRUMENTS

    The estimated fair values of Pacific Mutual's financial instruments, including debt securities, are as follows:

                                 December 31, 1995       December 31, 1994
                               Statement   Estimated   Statement   Estimated
                                 Value    Fair Value     Value    Fair Value
                               ---------------------------------------------
                                              (In Thousands)
     Assets:
       Debt securities
        (Note 3)              $ 7,028,931 $ 7,623,911 $ 6,865,768 $ 6,705,053
       Preferred and common
        stocks                    121,420     139,613     109,458     116,993
       Mortgage loans           1,388,743   1,500,000   1,421,182   1,452,596
       Policy loans             2,700,544   2,700,544   2,312,455   2,312,455
       Derivative financial
        instruments:
         Interest rate swaps        1,068       3,379         121     (24,809)
         Other                     18,008      30,649       2,672      (2,822)
     Liabilities:
       Guaranteed interest
        contracts               2,375,898   2,459,323   2,635,356   2,614,961
       Deposit liabilities        876,276     899,393     897,743     859,469
       Annuity liabilities        308,742     311,441     220,026     223,423
       Other derivative fi-
        nancial instruments         2,373       1,490       2,270       2,128
     Surplus:
       Contribution certifi-
        cates                     149,596     157,688     149,593     124,313

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

4.  FINANCIAL INSTRUMENTS (CONTINUED)

    The following methods and assumptions were used to estimate the fair values of these financial instruments as of December 31, 1995 and 1994:

    PREFERRED AND COMMON STOCKS

    The estimated fair values are based on quoted market prices or dealer quotes.

    MORTGAGE LOANS

    The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

    POLICY LOANS

    The statement value of policy loans is a reasonable estimate of their fair value.

    GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

    The estimated fair values of fixed-maturity guaranteed interest contracts are estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair values of deposit liabilities with no defined maturities are the amounts payable on demand.

    Pacific Mutual has issued PRO GIC and Diversifier GIC contracts to plan sponsors totaling $914 million as of December 31, 1995, pursuant to the terms of which the plan sponsor retains direct ownership and control of the assets related to these contracts. Pacific Mutual agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Mutual receives a fee which varies by contract. Pacific Mutual sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

    ANNUITY LIABILITIES

    The fair value of annuity liabilities approximates statement value and primarily includes policyholder deposits and accumulated credited interest.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Pacific Mutual utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates, or basis risk. Pacific Mutual has also set aside a corporate total return portfolio utilizing derivative financial instruments. These instruments include interest rate and currency swaps, asset swaps, credit derivatives, forwards, options held, options written, and futures contracts, and involve elements of credit risk and market risk in excess of amounts recognized in the accompanying financial statements. The notional amounts of those instruments reflect the extent of involvement in those various types of financial instruments. The estimated fair values of these instruments are based on market or dealer quotes. Pacific Mutual determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet credit risks.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

4.  FINANCIAL INSTRUMENTS (CONTINUED)

    Options and Floors

    Pacific Mutual uses options and floors to hedge against fluctuations in interest rates and in its corporate total return portfolio. Cash requirements on options held are limited to the premium paid by Pacific Mutual at acquisition. Pacific Mutual uses written options on a limited basis consisting primarily of covered calls. Gains and losses on covered calls are offset by gains and losses on the underlying position. Options and floors held are reported as assets and options written are reported as liabilities. As of December 31, 1995, the notional amount of options held and options written approximated $1.3 billion and $30 million, respectively. As of December 31, 1994, the notional amount of options held and options written approximated $1.5 billion and $42 million, respectively. Option contracts mature during 1996 through 2007.

    Interest Rate Swap Contracts

    Pacific Mutual has entered into interest rate swap contracts to reduce the impact of changes in interest rates on its variable short-term and long-term investments. These contracts effectively change the interest rate exposure on variable rate notes to fixed rates which range from 1.9% to 8.9% as of December 31, 1995, and from 1.9% to 8.6% as of December 31, 1994. Interest rate swap contracts mature during 1996 through 2013. As of December 31, 1995 and 1994, interest rate swap contracts outstanding with financial institutions had a total notional amount of $656 million and $411 million, respectively.

    Asset Swap Contracts

    Pacific Mutual has entered into an asset swap contract to reduce interest rate risk by shortening both the duration and maturity of one of its fixed rate investments. The asset swap contract matures during 1998. As of December 31, 1995, the asset swap contract had a notional amount of $10 million.

    Credit Derivatives

    Pacific Mutual uses credit derivatives to take advantage of market opportunities. As of December 31, 1995 and 1994, the notional amount of credit derivatives outstanding approximated $90 million and $66 million, respectively. Credit derivatives mature during 1996 through 2000.

    Foreign Currency Exchange Contracts

    Pacific Mutual enters into foreign currency exchange contracts that are used to hedge against fluctuations in foreign currency-denominated assets and related income. Gains and losses on such agreements offset currency gains and losses on the related assets. As of December 31, 1995 and 1994, the notional amount of foreign currency exchange contracts approximated $15 million and $35 million, respectively. Foreign currency exchange contracts expire during 1998 and 1999.

    Future Contracts

    Pacific Mutual uses exchange-traded futures contracts for asset and liability management of fixed maturity securities and insurance liabilities and for hedging market fluctuations on equity securities. Price changes on futures are settled daily through the daily margin cash flows. As of December 31, 1995 and 1994, the notional amounts of futures contracts were $340 million and $163 million, respectively. The notional amounts of the contracts do not represent future cash requirements, as Pacific Mutual intends to close out open positions prior to expiration.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

4.  FINANCIAL INSTRUMENTS (CONTINUED)

    CONTRIBUTION CERTIFICATES

    The estimated fair value of contribution certificates is based on market quotes.

5.  CONCENTRATION OF CREDIT RISK

    Pacific Mutual manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approvals, limits and monitoring procedures. Real estate and mortgage loan investments are diversified by geographic location and property type. Management believes that significant concentrations of credit risk do not exist.

    Pacific Mutual is exposed to credit loss in the event of nonperformance by the other parties to the interest rate swaps contracts and other derivative securities. However, Pacific Mutual does not anticipate nonperformance by the counterparties.

6.  UNCONSOLIDATED SUBSIDIARIES

    Pacific Mutual's subsidiary operations primarily include other life and health insurance and investment management and advisory services. As of December 31, 1995 and 1994, subsidiary assets were $4.5 billion and liabilities were $4.3 billion as of December 31, 1995 and $4.2 billion as of December 31, 1994.

    Revenue and net income, including PCL, were $908 million and $63 million for the year ended December 31, 1995, and $1.1 billion and $75 million for the year ended December 31, 1994. Dividends from subsidiaries totaled $64.7 million and $2 million for the years ended December 31, 1995 and 1994, respectively. Earnings of subsidiaries, excluding PCL, and excluding capital gains, are included in net investment income.

7.  BORROWINGS

    Pacific Mutual borrows for short-term needs by issuing commercial paper. Approximately $50 million was outstanding as of December 31, 1994, bearing an interest rate of 5.86%, and was repaid in January, 1995. There were no borrowings outstanding as of December 31, 1995.

    In addition, Pacific Mutual had available a revolving credit facility totaling approximately $250 million as of December 31, 1995 and 1994. There were no borrowings outstanding as of December 31, 1995 and 1994.

8.  CONTRIBUTION CERTIFICATES

    Pacific Mutual has $150 million of Contribution Certificates (the "Certificates"), also referred to as Surplus Notes, outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The Certificates may not be redeemed at the option of Pacific Mutual or any holder of the Certificates. The Certificates are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Mutual. Each payment of interest on and the payment of principal of the Certificates may be made only out of Pacific Mutual's surplus and with the prior approval of the Insurance Commissioner of the State of California. In accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, the Certificates are not part of the liabilities of Pacific Mutual and are included in surplus.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

9.  REINSURANCE

    Pacific Mutual has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks. For the years ended December 31, 1995 and 1994, individual life and annuity premiums assumed were $16 million and $20 million and premiums ceded were $339 million and $363 million, respectively. Amounts recoverable from reinsurers for individual life and annuities include reinsured and paid claims of $8 million and $13 million as of December 31, 1995 and 1994, respectively. Policy benefits payable are net of reinsurance recoveries of $8 million and $4 million at December 31, 1995 and 1994, respectively.

    Pacific Mutual also reinsures substantially all of its group life and health business with a subsidiary insurance company. Premiums of $72 million and $90 million, and benefits of $53 million and $70 million were ceded during the years ended December 31, 1995 and 1994, respectively.

    Amounts payable to the subsidiary under this agreement were $6 million and $8 million as of December 31, 1995 and 1994, respectively.

    To the extent that the assuming companies become unable to meet their obligations under these treaties, Pacific Mutual remains contingently liable. However, Pacific Mutual does not anticipate nonperformance by these assuming companies.

10. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

    PENSION PLAN

    Pacific Mutual maintains a defined benefit pension plan covering eligible employees and agents. In 1995, Pacific Mutual accrued $2.5 million in pension expense that will be funded in 1996 based on the latest actuarial valuation report. No expense or contributions were made during 1994 because of the funded status of the plans and related income tax considerations. Accumulated benefits and net assets available for benefits as of the latest valuation dates (January 1, 1995 and April 1, 1994) are as follows:

                                                            1995      1994
                                                         -------------------
                                                           (In Thousands)
       Actuarial present value of accumulated benefits:
         Vested                                          $  92,966 $  88,122
         Nonvested                                             392     1,115
                                                         -------------------
       Total                                             $  93,358 $  89,237
                                                         -------------------
       Net assets available for benefits                 $ 107,530 $ 111,089
                                                         ===================

    The above present values were determined using an assumed discount rate of 8.5% in 1995 and 1994.

    POSTRETIREMENT HEALTHCARE AND LIFE INSURANCE PLANS

    Pacific Mutual sponsors a defined benefit health care plan and a defined benefit life insurance plan ("The Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Mutual's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance and require retirees to make contributions which can be adjusted annually. Pacific Mutual's

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

10. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS (CONTINUED) commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Mutual reserves the right to modify or terminate The Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis. The amount of benefits paid under The Plans for the years ended December 31, 1995 and 1994 was approximately $1.7 million for both years.

    Pacific Mutual utilizes the accrual method of accounting for the costs of The Plans as prescribed by the Insurance Department of the State of California and amortizes its transition obligation of $26.7 million over twenty years.

    Components of net periodic postretirement benefit cost are as follows (In Thousands):

                                                  Years Ended December 31,
                                                      1995          1994
                                                  --------------------------
        Service cost                              $        177  $        186
        Interest cost                                    1,921         1,790
        Amortization                                      (260)         (260)
                                                  --------------------------
                                                         1,838         1,716
        Recognized transition obligation-net             1,336         1,337
                                                  --------------------------
        Net periodic postretirement benefit cost  $      3,174  $      3,053
                                                  ==========================

    The following table presents The Plans' funded status reconciled with amounts recorded in other liabilities on Pacific Mutual's statement of financial position (In Thousands):

                                                          1995      1994
                                                        ------------------
        Accumulated postretirement obligation:
          Retirees                                      $ 20,936  $ 20,580
          Fully eligible active plan participants          1,695     1,346
          Other active plan participants                   2,290     2,455
                                                        ------------------
                                                          24,921    24,381
        Fair value of plan assets                              0         0
                                                        ------------------
        Unfunded accumulated postretirement obligation    24,921    24,381
        Unrecognized net gain                                878       942
        Prior service cost                                 1,589     1,849
        Unrecognized transition obligation-net           (22,720)  (24,056)
                                                        ------------------
        Accrued postretirement benefit liability        $  4,668  $  3,116
                                                        ==================

    The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 10% for 1995 and 11% for 1994, and is assumed to decrease gradually to 5% in 2003 and remain at that level thereafter. The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

10. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS (CONTINUED)

    rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1995 and 1994 would be increased by 10.9% and 11.2%, respectively. The effect of this change would increase the aggregate of the service, interest and amortization cost components of the net periodic benefit cost by 11.4% and 13.6%, respectively.

    The discount rate used in determining the accumulated postretirement benefit obligation is 7% and 8% for 1995 and 1994, respectively.

11. INVESTMENT COMMITMENTS

    Pacific Mutual has outstanding commitments to make investments in bonds and other invested assets as follows (In Thousands):

        Year ended December 31:
        -----------------------
         1996                 $ 179,551
         1997-2000               88,698
         2001 and thereafter     32,091
                              =========
        Total                 $ 300,340
                              =========

12. LITIGATION

    Pacific Mutual and its subsidiaries are respondents in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the financial position of Pacific Mutual.

    --------------------------------------------------------------------------

Part C:  OTHER INFORMATION

     Item 24.  Financial Statements and Exhibits
               ---------------------------------

               (a)  Financial Statements

                    Condensed financial information is included in Part A.

                    Financial statements dated as of December 31, 1995 which are incorporated by reference from the Annual Report include the following for Pacific Select Variable Annuity Separate
                    Account:

                         Statements of Assets and Liabilities
                         Statements of Operations
                         Statements of Changes in Net Assets
                         Notes to Financial Statements

                    Financial statements dated as of December 31, 1995 included in Part B include the following for Pacific Mutual:

                         Statements of Financial Position
                         Statements of Operations and Surplus
                         Statements of Cash Flow
                         Notes to Financial Statements

                    Financial Statements dated as of December 31, 1994 included in Part B include the following:

                         Statements of Financial Position
                         Statements of Operations and Surplus
                         Statements of Cash Flow
                         Note to Financial Statements

               (b)  Exhibits

                    1.  (a)  Resolution of the Board of Directors of Pacific
                             Mutual Life Insurance Company ("Pacific Mutual") authorizing establishment of Separate Accounts and Memorandum establishing Pacific Select Variable Annuity Separate Account

                        (b) Memorandum dated October 1, 1993 authorizing establishment of Growth LT Variable Account

                        (c) Memorandum dated September 16, 1994 authorizing
                            establishment of Equity and Bond and Income Variable Accounts

                        (d) Memorandum Establishing Two New Variable Accounts -
                            Aggressive Equity and Emerging Markets
                            Portfolios

                    2.      Not applicable

                    3.  (a) Distribution Agreement between Pacific Mutual and
                            Pacific Equities Network ("PEN")

                        (b) Form of Selling Agreement between Pacific Mutual,
                            PEN and Various Broker-Dealer

                    4.  (a) Form of Individual Flexible Premium Variable
                            Accumulation Deferred Annuity Contract, Form 90-53

                        (b) Guaranteed Death Benefit Rider

                        (c) Individual Retirement Annuity Rider

                        (d) Pension Plan Rider

                        (e) Required Distributions for Compliance with Section
                            72(S) Rider

                        (f) Endorsement (Preauthorized Withdrawal Feature)

                        (g) Endorsement (Distribution of In-Kind Securities)

                        (h) Free Look Sticker ST-43

                        (i) Minimum Guaranteed Death Benefit and Terminal
                            Illness Waiver Endorsement E-93-9053

                        (j) Changes to Contract Endorsement E1-95-9053

                        (k) Required Distributions for Compliance with Section
                            72(S) of the Internal Revenue Code of 1986, amended (the Code) Rider R72S-9553

                        (l) 403(b) Tax Sheltered Annuity Rider R-403B-9553

                        (m) Section 457 Plan Rider R-95-457

                        (n) Qualified Plan Loan Endorsement (Draft)

                    5.    Application Form for Individual Flexible Premium
                         Variable

                         Accumulation Deferred Annuity Contract, Form AP9230-1

                   6.    (a)  Pacific Mutual's Articles of Incorporation

                         (b)  By-laws

                   7.    Not applicable

                   8.    Fund Participation Agreement

                   9. Opinion and Consent of legal officer of Pacific Mutual as to the legality of Contracts being registered

                  10.    (a)  Consent of Deloitte & Touche LLP

                         (b)  Consent of Dechert Price & Rhoads

                  11. Financial Statements dated as of December 31, 1995 for Pacific Select Variable Annuity Separate Account

                  12.    Not applicable

                  13.    Schedules for computation of performance quotations

                  14.    Power of Attorney

                  15.    Inapplicable

                  16.    Inapplicable

                  17.    Financial Data Schedules

Item 25.  Directors and Officers of Pacific Mutual
          ----------------------------------------

                            Positions and Offices
Name and Address            with Pacific Mutual
----------------            -------------------

Thomas C. Sutton            Director, Chairman of the Board, and
                            Chief Executive Officer

Glenn S. Schafer            Director and President

Harry G. Bubb               Director and Chairman Emeritus

Richard M. Ferry            Director

Donald E. Guinn             Director

Ignacio E. Lozano, Jr.      Director

Charles A. Lynch            Director

Dr. Allen W. Mathies, Jr.   Director

Charles D. Miller           Director

Donn B. Miller              Director

Jacqueline C. Morby         Director

J. Fernando Niebla          Director

Susan Westerberg Prager     Director

Richard M. Rosenberg        Director

James R. Ukropina           Director

Raymond L. Watson           Director

Edward Byrd                 Vice President and Controller

David R. Carmichael         Senior Vice President and General
                            Counsel

Audrey L. Milfs             Vice President and Corporate
                            Secretary

Lynn C. Miller              Executive Vice President

Marilee Roller              Senior Vice President

Khan T. Tran                Vice President and Treasurer

___________________________________

The address for each of the persons listed above is as follows:

          700 Newport Center Drive
          Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Mutual or Pacific Select Variable Annuity Separate Account

          Pacific Mutual life Insurance Company has a 40% ownership of American Maturity Life Insurance Company, a 50% ownership of Pacific Mezzanine Associates, L.L.C., and is the parent company of Pacific Financial Asset Management Corporation, Pacific Mutual Realty Finance, Inc., Pacific Equities Network, PM Group Life Insurance Company (an Arizona corporation), and Pacific Corinthian Life Insurance Company. Subsidiaries of Pacific Financial Asset Management Corporation include: PMRealty Advisors Inc. and PIMCO Advisors L.P. (a Delaware Limited Partnership which is 42% owned). Subsidiaries of Pacific Equities Network include: Mutual Service Corporation (a Michigan corporation), along with its subsidiary Advisors' Mutual Service Center, Inc. (a Michigan corporation); and United Planners' Group, Inc. (an Arizona corporation which is 95.2% owned consisting of 100% of Class A and 79.3% of Class B of the corporation's common stock), along with its subsidiary United Planners' Financial Services of America (an Arizona Limited Partnership). Subsidiaries of Pacific Corinthian Life Insurance include: World-Wide Holdings Limited (a United Kingdom corporation which is 72.4% owned), including its subsidiaries World-Wide Reassurance Company Limited (a United Kingdom corporation) and World-Wide Reassurance Company (BVI) Limited (a British Virgin Islands corporation). All corporations are 100% owned unless otherwise indicated. All entities are California corporations unless otherwise indicated.

Item 27.  Number of Contractholders
          -------------------------

          Approximately 20,700

Item 28.  Indemnification
          ---------------

     (a) The Distribution Agreement between Pacific Mutual and PEN provides substantially as follows:

         Pacific Mutual hereby agrees to indemnify and hold harmless PEN and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Mutual or the Separate Account. Pacific Mutual shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Mutual be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PEN.

         PEN hereby agrees to indemnify and hold harmless Pacific Mutual, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Mutual or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PEN or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PEN shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

     (b) The Form of Selling Agreement between Pacific Mutual, PEN and Various Broker-Dealers provides substantially as follows:

         Pacific Mutual and PEN agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the "Fund") filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Mutual and PEN pursuant to Section IV.E. Of this Agreement.

         Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Mutual, the Fund and PEN, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker-Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Mutual and PEN pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Mutual or PEN or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Mutual, PEN, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 29. Principal Underwriters
         ----------------------

     (a) PEN also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Exec Separate Account, Separate Account A, and Pacific Select Fund.

     (b) For information regarding PEN, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

         (c) PEN retains no compensation or net discounts or commissions from the Registrant.

Item 30. Location of Accounts and Records
         --------------------------------

             The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Mutual at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31.  Management Services
          -------------------

          Not applicable

Item 32.  Undertakings
          ------------

          The registrant hereby undertakes:

          (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

          (b) to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the prospectus.

          (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations
--------------------------

          (a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of
              Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness and has caused this Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 28th day of March, 1996.

                PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
                ------------------------------------------------
                                  (Registrant)

                BY:  PACIFIC MUTUAL LIFE INSURANCE COMPANY
                     -------------------------------------


                BY:  ____________________________________
                     Thomas C. Sutton*
                     Chairman & Chief Executive Officer


                BY:  PACIFIC MUTUAL LIFE INSURANCE COMPANY
                     -------------------------------------
                                   (Depositor)

                BY:  ____________________________________
                     Thomas C. Sutton*
                     Chairman & Chief Executive Officer



*BY:  /s/DAVID R. CARMICHAEL
      David R. Carmichael
      as attorney-in-fact


(Power of Attorney is contained in this Post Effective Amendment No. 9 to Registration Statement for the Pacific Select Variable Annuity Separate Account, File No. 33-32704, as Exhibit 14.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                           Title                        Date

____________________    Director, Chairman of the Board    __________, 1996
Thomas C. Sutton*       and Chief Executive Officer


____________________    Director and President             __________, 1996
Glenn S. Schafer*


____________________    Controller                         __________, 1996
Edward Byrd*


____________________    Director and Chairman Emeritus     __________, 1996
Harry G. Bubb*


____________________    Director                           __________, 1996
Richard M. Ferry*


____________________    Director                           __________, 1996
Donald E. Guinn*


____________________    Director                           __________, 1996
Ignacio E. Lozano, Jr.*


____________________    Director                           __________, 1996
Charles A. Lynch*


____________________    Director                           __________, 1996
Dr. Allen W. Mathies, Jr.*

____________________    Director                            __________, 1996
Charles D. Miller*


____________________    Director                            __________, 1996
Donn B. Miller*


____________________    Director                            __________, 1996
Jacqueline C. Morby


____________________    Director                            __________, 1996
J. Fernando Niebla*


____________________    Director                            __________, 1996
Susan Westerberg Prager*


____________________    Director                            __________, 1996
Richard M. Rosenberg


____________________    Director                            __________, 1996
James R. Ukropina*


____________________    Director                            __________, 1996
Raymond L. Watson*


*BY:  /s/ DAVID R. CARMICHAEL                               March 28, 1996
      David R. Carmichael
      as attorney-in-fact


(Power of Attorney is contained in this Post Effective Amendment No. 9 to Registration Statement for the Pacific Select Variable Annuity Separate Account, File No. 33-32704, as Exhibit 14.)